CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Consolidated Financial Statements
June 30, 2007

(With Independent Auditors’ Report Thereon)

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES

Independent Auditors’ Report

The Board of Directors and Stockholder
Credit Suisse (USA), Inc. and Subsidiaries:

We have reviewed the consolidated statement of financial condition of Credit Suisse (USA), Inc. and Subsidiaries (the “Company”) as of June 30, 2007, the related consolidated statements of income for the three- and six-month periods ended June 30, 2007 and 2006, and the related consolidated statements of changes in stockholder’s equity and cash flows for the six-month periods ended June 30, 2007 and 2006. These consolidated financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the consolidated financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the consolidated statement of financial condition of Credit Suisse (USA), Inc. and Subsidiaries as of December 31, 2006, and the related consolidated statements of income, changes in stockholder’s equity, and cash flows for the year then ended (not presented herein); and in our report dated March 26, 2007, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated statement of financial condition as of December 31, 2006, is fairly stated, in all material respects, in relation to the consolidated statement of financial condition from which it has been derived.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2007, the Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No 157, “Fair Value Measurements”, SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities”, and Statement of Financial Accounting Standard Board (“FASB”) Interpretation (FIN) No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109”.

/s/ KPMG LLP
New York, New York
August 14, 2007

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Consolidated Statements of Financial Condition
(Unaudited)
(In millions)

	June 30, 2007	December 31, 2006
ASSETS
Cash and cash equivalents	$4,153	$1,902
Collateralized short-term financings:
Securities purchased under agreements to resell	57,872	46,721
Securities borrowed	110,437	95,403
Receivables:
Customers	2,867	4,932
Brokers, dealers and others	12,740	12,214
Financial instruments owned (of which $84,708 and $70,168, respectively was encumbered):
U.S. government and agencies	36,517	30,600
Corporate debt	27,726	24,056
Mortgage whole loans	17,871	18,906
Equities	70,190	52,360
Commercial paper	1,677	1,862
Private equity and other long-term investments	13,194	11,649
Derivatives contracts	13,726	10,347
Other	11,481	7,524
Net deferred tax asset	1,520	1,488
Office facilities at cost (net of accumulated depreciation and amortization of $731 and $1,014, respectively)	589	557
Goodwill	632	616
Loans receivable from parent and affiliates	43,456	31,811
Other assets and deferred amounts (includes encumbered loans of $5,987 and $3,976 respectively)	8,692	6,529
Total assets	$435,340	$359,477

See accompanying notes to consolidated financial statements (unaudited).

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Consolidated Statements of Financial Condition
(Unaudited)
(In millions, except share data)

	June 30, 2007	December 31, 2006
LIABILITIES AND STOCKHOLDER’S EQUITY
Commercial paper and short-term borrowings	$41,815	$20,270
Collateralized short-term financings:
Securities sold under agreements to repurchase	127,653	126,498
Securities loaned	76,609	62,896
Payables:
Customers	11,651	7,922
Brokers, dealers and others	12,830	10,140
Financial instruments sold not yet purchased:
U.S. government and agencies	18,262	19,578
Corporate debt	4,662	4,158
Equities	22,220	9,484
Derivatives contracts	7,712	6,536
Other	1,139	491
Obligation to return securities received as collateral	22,692	11,049
Accounts payable and accrued expenses	3,363	3,764
Other liabilities	25,912	18,789
Long-term borrowings	43,054	43,518
Total liabilities	419,574	345,093

Stockholder’s Equity:
Common stock ($0.10 par value; 50,000 shares authorized; 1,100 shares issued and outstanding)	―	―
Paid-in capital	10,973	10,315
Retained earnings	4,968	4,259
Accumulated other comprehensive loss	(175)	(190)
Total stockholder’s equity	15,766	14,384
Total liabilities and stockholder’s equity	$435,340	$359,477

See accompanying notes to consolidated financial statements (unaudited).

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited)
(In millions)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2007	2006	2007	2006
Revenues:
Principal transactions-net	$2,117	$1,044	$3,857	$2,692
Investment banking and advisory	833	755	1,698	1,338
Commissions and fees	418	399	828	750
Other	55	4	93	51
	3,423	2,202	6,476	4,831

Interest and dividends	5,969	4,668	11,293	8,750
Interest expense	5,789	4,420	10,963	8,208
Net interest and dividends	180	248	330	542
Total net revenues	3,603	2,450	6,806	5,373
Expenses:
Employee compensation and benefits	1,515	1,069	2,991	2,240
Occupancy and equipment rental	129	136	256	257
Brokerage, clearing and exchange fees	91	97	183	182
Communications	33	37	69	78
Professional fees	91	95	185	177
Other operating expenses	13	(334)	31	(294)
Total expenses	1,872	1,100	3,715	2,640
Income before provision for income taxes and minority interests	1,731	1,350	3,091	2,733
Provision for income taxes	196	247	415	384
Minority interests	979	619	1,701	1,548
Net income	$556	$484	$975	$801

See accompanying notes to consolidated financial statements (unaudited).

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder’s Equity
For the Six Months Ended June 30, 2007 and 2006
(Unaudited)
(In millions)

					Accumulated
					Other
	Common		Paid-in	Retained	Comprehensive
	Stock		Capital	Earnings	Loss	Total
Balances as of December 31, 2005	$	―	$9,530	$2,661	$(180)	$12,011

Net income		―	―	801	―	801
Total comprehensive income						801
CSG share plan activity, including tax benefit
of $146		―	616	―	―	616
Balances as of June 30, 2006	$	―	$10,146	$3,462	$(180)	$13,428

Balances as of December 31, 2006, as previously
reported	$	―	$10,315	$4,259	$(190)	$14,384

Cumulative effect of the adoption of SFAS 157, net
of tax charge of $32		―	―	58	―	58
Cumulative effect of the adoption of SFAS 159, net
of tax benefit of $176		―	―	(328)	―	(328)
Cumulative effect of the adoption of FIN 48		―	―	4	―	4
Balances as of December 31, 2006 after the
cumulative effect of the adoption of new
accounting pronouncements		―	10,315	3,993	(190)	14,118

Net income		―	―	975	―	975
Reversal of cash flow hedges, net of tax charge of $2		―	―	―	5	5
Pension liability adjustment, net of tax charge of $5		―	―	―	10	10
Total comprehensive income						990
CSG share plan activity, including tax benefit
of $220		―	623	―	―	623
Capital contribution		―	35	―	―	35
Balances as of June 30, 2007	$	―	$10,973	$4,968	$(175)	$15,766

See accompanying notes to consolidated financial statements (unaudited).

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
For the Six Months Ended June 30, 2007 and 2006
(Unaudited)
(In millions)

	2007	2006
Cash flows from operating activities:
Net income	$975	$801
Adjustments to reconcile net income to net cash used in operating activities:
Cumulative effect of accounting changes, net of tax	(266)	―
Depreciation and amortization	99	109
Non-cash CSG share plan activity, pre-tax	456	535
Deferred taxes	107	276
Other, net	15	―
Change in operating assets and operating liabilities:
Securities borrowed	(15,034)	(18,240)
Receivables from customers	2,065	700
Receivables from brokers, dealers and others	(526)	(2,518)
Financial instruments owned	(31,317)	(14,598)
Other assets and deferred amounts and Other liabilities, net	3,244	(1,808)
Securities loaned	13,713	2,831
Payables to customers	3,729	(1,348)
Payables to brokers, dealers and others	2,690	6,269
Financial instruments sold not yet purchased	13,748	12,415
Obligation to return securities received as collateral	11,643	4,548
Accounts payable and accrued expenses	(401)	(435)
Net cash provided by (used in) operating activities	4,940	(10,463)

Cash flows from investing activities:
Net (payments for) proceeds from:
Loans receivable from parent and affiliates	(11,645)	(4,693)
Office facilities, net	(123)	(159)
Purchase of Guilford Holding Corporation, net of cash	—	(17)
Net cash used in investing activities	(11,768)	(4,869)

Cash flows from financing activities:
Net proceeds from (payments for):
Commercial paper and short-term borrowings	21,545	4,067
Securities sold under agreements to repurchase, net of securities purchased under
agreements to resell	(9,996)	5,629
Tax benefit on CSG share plan activity	220	146
Capital contributions	35	―
Issuances of long-term borrowings	95	7,659
Redemptions and maturities of long-term borrowings	(2,767)	(1,467)
Dividend equivalents on CSG share plan activity	(53)	(65)
Net cash provided by financing activities	9,079	15,969

Increase in cash and cash equivalents	2,251	637
Cash and cash equivalents as of the beginning of period	1,902	884
Cash and cash equivalents as of the end of period	$4,153	$1,521

SUPPLEMENTAL DISCLOSURES
Cash payments for interest	$11,061	$8,061
Cash payments for income taxes, net of refunds	$35	$25

See accompanying notes to consolidated financial statements (unaudited).

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited)
June 30, 2007

1. Summary of Significant Accounting Policies

The Company

The consolidated financial statements include Credit Suisse (USA), Inc., and its subsidiaries (the “Company”). The Company is an integrated investment bank serving institutional, corporate, government and high-net-worth individual clients. The Company’s products and services include securities underwriting, sales and trading, financial advisory services, private equity investments, full service brokerage services, derivatives and risk management products, asset management and investment research. The Company is a wholly owned subsidiary of Credit Suisse Holdings (USA), Inc. (“CS Holdings”). The Company is an indirect subsidiary of Credit Suisse, a Swiss bank, and an indirect wholly owned subsidiary of Credit Suisse Group (“CSG”).

Basis of financial information. To prepare consolidated financial statements in accordance with accounting principles generally accepted in the United States, management must make estimates and assumptions. The reported amounts of assets and liabilities and revenues and expenses are affected by these estimates and assumptions, the most significant of which are discussed in the notes to the consolidated financial statements. Estimates, by their nature, are based on judgment and available information. Therefore, actual results could differ materially from these estimates.

The Company consolidates entities in which it has a controlling financial interest, which is typically all, or a majority of, the voting interests. The Company also consolidates entities that are variable interest entities (“VIEs”) when it is determined to be the primary beneficiary under Financial Accounting Standards Board (“FASB”) Interpretation (“FIN”) No. 46, “Consolidation of Variable Interest Entities” (“FIN 46”) and the subsequent modifications of FIN 46 under FIN 46R. The Company also consolidates certain partnerships under Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”). See Notes 4 and 5 for more information. Entities in which the Company holds 20% to 50% of the voting rights or has the ability to exercise significant influence, other than private equity investments which are consolidated primarily under FIN 46R, are accounted for under Accounting Principles Board (“APB”) Opinion No. 18, “The Equity Method of Accounting for Investments in Common Stock.” In cases where the Company has a voting interest of less than 20% and does not have significant influence, the investment is carried at cost. Where an investment is treated as financial instruments owned in its broker-dealers, the Company does not apply the cost or equity method and carries the investment at fair value.

The Company manages and reports its segments on a pre-tax basis and excludes revenues and expenses primarily from the consolidation of certain private equity funds, which are reported in Elimination & Other. Net income is unaffected by the consolidation of these private equity funds because offsetting minority interests are also recorded.

Certain reclassifications have been made to prior year consolidated financial statements to conform to the 2007 presentation.

The Company has restated its consolidated statement of income for the three and six months ended June 30, 2006 based on a December 2006 speech by the Securities and Exchange Commission (“SEC”) staff. As a result the Company no longer classifies certain private equity interests as minority interest expenses resulting in a decrease in minority interests expense of $14 million and $28 million for the three and six months ended June 30, 2006. This reclassification did not change net income as offsetting increases in employee compensation and benefits expense and decreases in principal transactions-net were recorded. See Notes 4 and 5 for more information.

All significant intercompany balances and transactions have been eliminated.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

1. Summary of Significant Accounting Policies (Continued)

Significant Accounting Policies

Cash and cash equivalents. Cash and cash equivalents include all demand deposits held in banks and certain highly liquid investments with original maturities of 90 days or less, other than those held for sale in the ordinary course of business.

Collateralized short-term financings. The Company enters into transactions involving securities sold under agreements to repurchase (“repurchase agreements”) and securities purchased under agreements to resell (“resale agreements”) and securities borrowed and securities loaned transactions as part of the Company’s matched-book activities to accommodate clients, finance the Company’s trading inventory, obtain securities for settlement and earn interest spreads.

In connection with the Company’s adoption of Statement of Financial Accounting Standards (“SFAS”) No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS 159”), certain repurchase agreements and resale agreements that primarily represent matched-book activities were elected to be carried at fair value with changes in fair value included in principal transactions-net in the consolidated statements of income. The remaining repurchase agreements and resale agreements are carried at contract amounts that reflect the amounts at which the securities will be subsequently repurchased or resold. For more information on the Company’s adoption of SFAS 159 see Note 2. Interest on repurchase and resale agreements is accrued and is included in the consolidated statements of financial condition in receivables from and payables to brokers, dealers and others. The Company takes possession of the securities purchased under resale agreements and obtains additional collateral when the market value falls below the contract value. The Company nets certain repurchase agreements and resale agreements with the same counterparty in the consolidated statements of financial condition when the requirements of FIN No. 41, “Offsetting of Amounts Relating to Certain Repurchase and Reverse Repurchase Agreements,” are satisfied.

In connection with the Company’s adoption of SFAS 159, securities borrowed and securities loaned transactions that represent matched-book activities are carried at fair value with changes in fair value included in principal transactions-net in the consolidated statements of income. The remaining securities borrowed and securities loaned transactions are recorded at the amount of cash collateral advanced or received. For securities borrowed, the Company deposits cash, letters of credit or other collateral with the lender. For securities loaned, the Company receives cash or other collateral from the borrower generally in excess of the market value of securities loaned. Interest on such transactions is accrued and is included in the consolidated statements of financial condition in receivables from and payables to brokers, dealers and others. The Company monitors the market value of securities borrowed and loaned daily and obtains or refunds collateral as necessary.

Receivables from customers/Payables to customers. Receivables from and payables to customers include amounts due on regular-way securities transactions, margin transactions and commodities futures. Securities owned by customers, including those that collateralize margin or similar transactions are not reflected in the consolidated statements of financial condition.

Receivables from brokers, dealers and others/Payables to brokers, dealers and others. Receivables from brokers, dealers and others include amounts receivable for securities not delivered by the Company to a purchaser by the settlement date (“fails to deliver”), omnibus receivables, receivables from clearing organizations, other non-customer receivables, margin deposits and accrued dividends and interest. Payables to brokers, dealers and others include amounts payable for securities not received by the Company from a seller by the settlement date (“fails to receive”), payables to clearing organizations, amounts related to future contracts transacted on behalf of customers, other non-customer payables, and accrued dividends and interest. In addition, the net receivable or payable arising from unsettled regular-way trades is included in receivables from brokers, dealers and others or payables to brokers, dealers and others.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

1. Summary of Significant Accounting Policies (Continued)

Fair value of financial instruments. Substantially all of the Company’s financial instruments, as well as financial instruments with off-balance sheet risk are carried at fair value. For more information on fair value including the Company’s adoption of SFAS No. 157, “Fair Value Measurements” (“SFAS 157”) and SFAS 159 see Note 2.

Mortgage whole loans. Mortgage whole loans are generally carried at fair value with the changes in fair value included in principal transactions-net in the consolidated statements of income with the exception of originated residential mortgage whole loans and commercial mortgage whole loans which the Company held prior to its adoption of SFAS 159, which are carried at the lower of cost or fair value. For more information on the Company’s adoption of SFAS 159, see Note 2. Adjustments to the carrying value of loans carried at the lower of cost or fair value are determined as the amounts by which cost exceeds fair value and are reflected in principal transactions-net in the consolidated statements of income. Management determines fair value using pricing factors specific to loan level attributes, such as loan-to-value ratios, current balances and liens. Purchases and sales of mortgage whole loans are recorded on a settlement date basis. Interest is accrued on all mortgage whole loans with the exception of those that are delinquent 90 days or more, as reported by the servicer.

Securitization. The Company securitizes commercial and residential mortgages, which it originates and purchases, as well as loans and other debt obligations, which it purchases from third parties. The Company accounts for the transfers of financial assets in accordance with SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SFAS 140”). The Company records a securitization as a sale when the accounting criteria for a sale are met. The Company may retain interests in these securitized assets in connection with its underwriting and market-making activities. Retained interests in securitized financial assets are included at fair value in financial instruments owned in the consolidated statements of financial condition. Any changes in the fair value of these retained interests are recognized in the consolidated statements of income. The fair values of retained interests are determined using present value of estimated future cash flows valuation techniques that incorporate assumptions that market participants customarily use in their estimates of values including prepayment speeds, credit losses and discount rates. See Note 4 for more information.

Derivatives contracts―trading. All trading derivatives contracts are carried at fair value with realized and unrealized gains and losses and interest flows included in principal transactions-net in the consolidated statements of income. Cash flows from these derivatives contracts are included as operating activities in the consolidated statements of cash flows. See Note 6 for more information.

Derivatives contracts—nontrading. Prior to the adoption of SFAS 159, the Company managed its interest rate exposure on its long-term fixed rate debt by using interest rate swaps that were designated for hedge accounting treatment under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” as amended (“SFAS 133”). These financial instruments were accounted for as fair value hedges, with changes in the fair value of both the derivative and the hedged item included in principal transactions-net in the consolidated statements of income. Interest flows on both the Company’s borrowings and the related fair value hedges were included in interest income (expense) in the consolidated statements of income. In connection with the adoption of SFAS 159 the Company carries the long-term fixed rate debt at fair value with changes in fair value included in principal transactions-net in the consolidated statements of income. Interest flows on the Company’s borrowings continue to be included in interest expense in the consolidated statements of income; however, interest flows on the hedges are now included in principal transactions - net in the consolidated statements of income. See Notes 2 and 6 for more information.

Prior to the adoption of SFAS 159, the Company applied cash flow hedge accounting to derivatives that hedge certain loans that were originated by an affiliate and purchased by the Company. In connection with the adoption of SFAS 159 the loans are carried at fair value with changes in fair value reflected in the consolidated statements of income. Interest flows on the hedges are included in principal transactions-net in the consolidated statements of income. Cash flows from these derivatives instruments are included in operating activities in the consolidated statements of cash flows. See Notes 2 and 6 for more information.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

1. Summary of Significant Accounting Policies (Continued)

Private equity and other long-term investments. Private equity and other long-term investments generally have no readily available market or may be otherwise restricted as to resale under the Securities Act of 1933 (the “Securities Act”); therefore, these investments are carried at fair value. Fair value for private equity and other long-term investments is based upon a number of factors, including readily available market quotes with appropriate adjustments for trading restrictions, the most recent round of financings, earnings-multiple analyses using comparable companies, discounted cash flow analysis or valuations received from the general partner of a third-party managed fund. Changes in net unrealized appreciation/depreciation arising from changes in fair value and gains and losses realized upon sale and carried interest are reflected in principal transactions-net in the consolidated statements of income. The Company’s subsidiaries manage many private equity partnerships (the “Funds”). When the investment performance on Credit Suisse-managed Funds exceeds specific thresholds, the Company and certain other partners, most of which are current and former employees of the Company (collectively the “GPs”), may be entitled to receive a carried interest distribution under the governing documents of the Funds. Carried interest distributions are based on the cumulative investment performance of each Fund at the time the distribution is made. As a result, the Company may be obligated to return to investors in the Funds all or a portion of the carried interest distributed to the GPs. The amount of such contingent obligations is based upon the performance of the Funds but cannot exceed the amount of carried interest received by the GPs. See Notes 5 and 10 for more information.

Office facilities. Office facilities are carried at cost and are depreciated on a straight-line basis over their estimated useful life of two to seven years. Leasehold improvements are amortized over the lesser of the useful life of the improvement or term of the lease.

Goodwill and identifiable intangible assets. Goodwill represents the amount by which the purchase price exceeds the fair value of the net tangible and intangible assets of an acquired company on the date of acquisition. Goodwill and indefinite-lived intangible assets are reviewed annually for impairment. Based on the results of the Company’s annual review it was determined that no impairment charge was required. Intangible assets that do not have indefinite lives, principally software and customer lists, are amortized over their useful lives and reviewed for impairment. Intangible assets are included in other assets and deferred amounts in the consolidated statements of financial condition. Also included in intangible assets are mortgage servicing rights which are carried at fair value. See Note 7 for more information.

Long-term borrowings. In connection with the adoption of SFAS 159, the Company carries long-term fixed rate debt at fair value. Prior to the adoption of SFAS 159 the Company carried long-term fixed rate debt on an accrual basis. The Company carries floating rate debt on an accrual basis. See Notes 2 and 8 for more information.

Principal transactions-net. Principal securities transactions are recorded on a trade date basis. Realized and unrealized gains and losses on trading in financial instruments, including securities, private equity investments, derivatives contracts, carried interest from private equity investments and interest flows on the Company’s trading derivatives contracts are reflected in principal transactions-net in the consolidated statements of income. Principal transactions-net also include realized and unrealized gains and losses on repurchase and resale agreements and loans which are recorded on a settlement date basis.

Loan origination fees. In connection with the adoption of SFAS 159, mortgage whole loan origination fees are recognized upon origination while direct origination costs are expensed in their entirety upon origination. For mortgage whole loans originated prior to the adoption of SFAS 159, mortgage whole loan origination fees and direct origination costs are deferred until the time of sale and are included in principal transactions-net in the consolidated statements of income.

Investment banking underwriting revenues and fees. Investment banking underwriting revenues and fees, net of syndicate expenses, arising from securities offerings in which the Company acts as an underwriter or agent, are recorded in investment banking and advisory in the consolidated statements of income. Investment banking revenues from fees earned for providing merger and acquisition and other advisory services are also recorded in investment banking and advisory in the consolidated statements of income. In addition, placement fees earned by the Company’s private funds group are included in investment banking and advisory revenues. Investment banking and advisory revenues are recorded at the time the transactions are completed.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

1. Summary of Significant Accounting Policies (Continued)

Commissions. Commissions primarily include fees from executing and clearing customer transactions on stock, options and futures markets. Commissions are recorded in the consolidated statements of income on a trade date basis. Commissions also include management fees earned by the Company from managing private equity funds and are recorded in the consolidated statements of income when earned.

Interest income (expense). Interest income (expense) includes interest income (expense) on the Company’s financial instruments owned and financial instruments sold not yet purchased, short-term and long-term borrowings, resale and repurchase agreements and securities borrowed and securities loaned transactions. Interest income (expense) does not include interest flows on the Company’s trading derivatives.

Interest income (expense) is accrued at the stated coupon rate for coupon-bearing financial instruments. For non-coupon-bearing financial instruments, interest income (expense) is recognized by accreting the discount over the life of the instrument. For coupon-bearing financial instruments purchased at a discount or premium, the difference between interest income (expense) accrued at the stated coupon rate and interest income (expense) determined on an effective yield basis is included in principal transactions-net in the consolidated statements of income.

Share-based compensation. The Company recognizes compensation expense over the vesting period for all share option, share unit and share awards granted under the Credit Suisse Group International Share Plan (the “Share Plan”).

Income taxes. The Company is included in the consolidated federal income tax return and certain state and local income tax returns filed by the Company’s immediate parent CS Holdings. CS Holdings allocates federal income taxes to its subsidiaries on a separate return basis, and any state and local income taxes on a pro rata basis, pursuant to a tax sharing arrangement.

The Company uses the asset and liability method in providing for income taxes, which requires that deferred income taxes be recorded and adjusted for the future tax consequences of events that have been recognized in the financial statements or tax returns, based upon enacted tax laws and rates. Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not. See Note 16 for more information.

RECENTLY ADOPTED ACCOUNTING STANDARDS

EITF 04-5, FSP SOP 78-9-1 and EITF 96-16

In June 2005, the FASB ratified Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”). EITF 04-5 provides a framework for evaluating whether a general partner or a group of general partners controls a limited partnership and therefore should consolidate it. EITF 04-5 states that the presumption of general partner control would be overcome only when the limited partners have substantive “kick-out rights” or “participating rights.” These rights would allow a simple majority of the limited partners to dissolve or liquidate the partnership or otherwise remove the general partner “without cause” or effectively participate in significant decisions made in the ordinary course of the partnership business. EITF 04-5 was effective upon ratification for all newly formed limited partnerships and for existing limited partnership agreements that have been modified. The guidance was effective for the Company with respect to existing unmodified partnerships as of January 1, 2006.

As a result of the ratification of EITF 04-5, EITF Issue No. 96-16, “Investor’s Accounting for an Investee When the Investor Has a Majority of the Voting Interest but the Minority Shareholder or Shareholders Have Certain Approval or Veto Rights” (“EITF 96-16”) was updated and FASB Staff Position (“FSP”) No. SOP 78-9-1, “Interaction of AICPA Statement of Position 78-9 and EITF Issue No. 04-5” (“FSP SOP 78-9-1”) was issued. The amendments to EITF 96-16 were effective on a prospective basis upon issuance, whereas, similar to EITF 04-5, FSP SOP 78-9-1 was effective upon issuance for all new partnerships formed and for existing partnership agreements modified after June 29, 2005, and was effective for the Company with respect to existing unmodified partnerships as of January 1, 2006.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

1. Summary of Significant Accounting Policies (Continued)

The changes to EITF 96-16 and the provisions of EITF 04-5 and FSP SOP 78-9-1 in effect during 2005 did not have a material impact on the Company’s financial condition, results of operations or cash flows. As of January 1, 2006, the Company increased its assets and liabilities by $6.7 billion, primarily due to the consolidation of certain unmodified private equity partnerships which existed prior to June 29, 2005.

SFAS 155

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140” (“SFAS 155”). Under SFAS 155, hybrid financial instruments which contain embedded derivatives that would otherwise require bifurcation may be accounted for at fair value, with changes in fair value recognized in the consolidated statements of income. The fair value designation may be applied on an instrument-by-instrument basis; however, the election to apply fair value accounting is irrevocable. SFAS 155 is effective for those instruments acquired or issued on or after an entity’s fiscal year beginning after September 15, 2006, with early adoption permitted as of the beginning of a fiscal year for which an entity has not previously issued interim financial statements. SFAS 155 allows limited retrospective application for existing bifurcated hybrid financial instruments. The Company elected to early adopt SFAS 155 as of January 1, 2006. The adoption of SFAS 155 did not have an impact on the Company’s financial condition, results of operations or cash flows.

FIN 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income tax positions by prescribing a consistent recognition threshold and measurement attribute for income tax positions taken or expected to be taken in an income tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

FIN 48 requires a two-step process in evaluating income tax positions. In the first step, an enterprise determines whether it is more likely than not that an income tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Income tax positions meeting the more-likely-than-not recognition threshold are then measured to determine the amount of benefit eligible for recognition in the financial statements. Each income tax position is measured at the largest amount of benefit that is more likely than not to be realized upon ultimate settlement.

The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 as of January 1, 2007 resulted in an increase in beginning retained earnings of $4 million. For more information see Note 16.

SFAS 158

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)” (“SFAS 158”). SFAS 158 requires an employer to: (i) recognize in the statement of financial condition the funded status of a defined benefit plan on a prospective basis; (ii) recognize as a component of other comprehensive income, net of tax, the actuarial gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost pursuant to SFAS No. 87, “Employers’ Accounting for Pensions” (“SFAS 87”) or No. 106, “Employers’ Accounting for Postretirement Benefits Other than Pensions” (“SFAS 106”). Amounts recognized in accumulated other comprehensive income, including gains or losses, prior service costs or credits and transition assets or obligations remaining from the initial application of SFAS 87 and SFAS 106, are to be adjusted as they are subsequently recognized as a component of net periodic benefit cost; (iii) measure the defined benefit plan assets and obligations as of the date of the employer’s fiscal year-end statement of financial condition; and (iv) disclose in the notes to the financial statements additional information about certain effects on net periodic benefit cost for the next fiscal year that arise from delayed recognition of the gains or losses, prior service costs or credits and transition asset or obligations. SFAS 158 recognition provisions associated with the funded status of a defined benefit plan are effective as of the end of the fiscal year ending after December 15, 2006. The provision to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial condition is effective for fiscal years ending after December 15, 2008, with early adoption permitted. The cumulative effect of the Company initially adopting the recognition provisions of SFAS 158 as of December 31, 2006, was an after-tax decrease in accumulated other comprehensive income and consolidated net assets of $280 million. The Company does not intend to early adopt the measurement date provisions.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

1. Summary of Significant Accounting Policies (Continued)

SFAS 157

In September 2006, the FASB issued SFAS No. 157. SFAS 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures for instruments carried at fair value. The statement applies only to fair value measurements which are already required or permitted by other accounting standards. It eliminates the EITF 02-3 guidance which prohibits the recognition of gains or losses at the inception of derivative transactions whose fair value is estimated based upon unobservable market data. SFAS 157 also eliminates the use of blockage factors on instruments that are quoted in active markets by brokers, dealers and investment companies that have been applying the applicable AICPA Audit and Accounting Guides. SFAS 157 also requires the Company to consider its own credit spreads when measuring the fair value of liabilities. The Company adopted the provisions of SFAS 157 on January 1, 2007. As a result of this adoption the Company reported an after-tax increase in opening retained earnings of $58 million. For more information see Note 2.

SFAS 159

In February 2007, the FASB issued SFAS 159. SFAS 159 creates an alternative measurement treatment for certain financial assets and financial liabilities that permits fair value to be used for initial and subsequent measurement with changes in fair value recognized in earnings. The availability of this alternative measurement treatment is referred to as the fair value option. The statement also provides for additional financial statement presentation and disclosures relating to the alternative measurement treatment. The Company adopted the provisions of SFAS 159 on January 1, 2007. As a result of adoption and election of certain existing instruments under the fair value option, the Company reported an after-tax decrease in opening retained earnings of $328 million. For more information see Note 2.

STANDARDS TO BE ADOPTED IN FUTURE PERIODS

FSP FIN 39-1

In April 2007, the FASB issued FSP FIN 39-1, “Amendment of FASB Interpretation No. 39” (“FSP FIN 39-1”). FSP FIN 39-1 permits a reporting entity that is a party to a master netting agreement to offset fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments that have been offset under the same master netting agreement. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007. This FSP is required to be applied retrospectively for all financial statements presented unless it is impracticable to do so. The Company is currently evaluating the impact of adopting FSP FIN 39-1.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

1. Summary of Significant Accounting Policies (Continued)

FSP FIN 46 (R)-7

In May 2007, the FASB issued FSP FIN 46(R)-7, “Application of FASB Interpretation No. 46(R) to Investment Companies” (FSP FIN 46(R)-7). FSP FIN 46(R)-7 addresses the application of FIN 46(R) by an entity that accounts for its investments in accordance with the specialized accounting guidance in the AICPA Audit and Accounting Guide Investment Companies (Investment Company Guide). The guidance in FSP FIN 46(R)-7 states that these investments are not subject to consolidation according to the requirements of FIN 46(R). FSP FIN 46(R)-7 follows the transition guidance of SOP 07-1. The Company is currently evaluating the impact of adopting FSP FIN 46(R)-7.

SOP 07-1

In June 2007, the Accounting Standard Executive Committee of the AICPA issued SOP 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (SOP 07-1). SOP 07-1 provides guidance on how to determine whether an entity is within the scope of the investment company Guide. SOP 07-1 provides further guidance for entities that are investment companies under the SOP and addresses whether the specialized Investment Company accounting should be retained by the parent company in consolidation or by an investor that has the ability to exercise significant influence and applies the equity method of accounting.

SOP 07-1 has additional disclosure requirements for parent companies and equity method investors that have retained investment company accounting in the financial statements of the parent or the equity method investor.

SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007 with earlier application permitted. The Company is currently evaluating the impact of adopting SOP 07-1.

2. Fair Value of Assets and Liabilities

The fair value of the majority of the Company’s assets and liabilities is based on quoted prices in active markets or observable inputs. These instruments include government and agency securities, commercial paper, most investment-grade corporate debt, most high-yield debt securities, exchange traded and certain OTC derivative instruments, most collateralized debt obligations (“CDOs”), most mortgage-backed and asset-backed securities, certain residential mortgage whole loans and listed equity securities.

In addition, the Company holds financial instruments for which no prices are available, and which have little or no observable inputs. For these instruments the determination of fair value requires subjective assessment and varying degrees of judgment depending on liquidity, concentration, pricing assumptions and the risks affecting the specific instrument. In such circumstances, valuation is determined based on management’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). These instruments include certain investment-grade corporate debt securities, certain high-yield debt securities, distressed debt securities, certain CDO’s, certain OTC derivatives, certain mortgage-backed and asset-backed securities and private equity and other long-term investments. Valuation techniques for certain of these instruments are described more fully below.

The Company has availed itself of the simplification in accounting offered under the fair value option. This has been accomplished generally by electing fair value, both at initial adoption and for subsequent transactions, on items impacted by the hedge accounting requirements of SFAS 133 such as long-term borrowings. For instruments where there was an inability to achieve hedge accounting where we economically hedged the Company has elected fair value for the instrument. Likewise, where the Company manages an activity on a fair value basis but previously had been unable to achieve fair value accounting, the Company has utilized the fair value option to align its risk management accounting to its financial reporting.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

2. Fair Value of Assets and Liabilities (Continued)

Fair Value Hierarchy

Financial instruments recorded in the Company’s consolidated statement of financial condition at fair value as of June 30, 2007 have been categorized based upon the relative reliability of the fair value measures in accordance with SFAS 157 (the fair value hierarchy).

The levels of the fair value hierarchy are defined as follows in SFAS 157

Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs include: (a) quoted prices for similar assets or liabilities in active markets; (b) quoted prices for identical or similar assets or liabilities in markets that are not active, that is, markets in which there are few transactions for the asset or liability, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly; (c) inputs other than quoted prices that are observable for the asset or liability or (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3: Inputs that are unobservable for the asset or liability. These inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). These inputs are developed based on the best information available in the circumstances, which include the Company’s own data. The Company’s own data used to develop unobservable inputs are adjusted if information indicates that market participants would use different assumptions.

The Company records net open positions at bid prices if long or asked prices if short unless the Company is a market maker in such positions in which case mid pricing is utilized. Fair value measurements are not adjusted for transaction costs.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

2. Fair Value of Assets and Liabilities (Continued)

Quantitative Disclosures of Fair Values

Following is a tabular presentation of fair value of assets and liabilities for instruments measured at fair value on a recurring basis:

Fair value of assets and liabilities

June 30, 2007	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Impact of netting(1)	Total at fair value
Assets (in millions)
Resale agreements and securities borrowed
transactions	$—	$81,686	$—	$—	$81,686
Cash instruments	100,881	60,489	1,419	—	162,789
Private equity investments	202	2,220	10,772	—	13,194
Derivatives	3,737	19,198	5,672	(14,881)	13,726
Other assets	—	2,857	—	—	2,857
Total assets at fair value	$104,820	$166,450	$17,863	$(14,881)	$274,252

Liabilities (in millions)
Repurchase agreements and securities loaned
transactions	$—	$73,766	$—	$—	$73,766
Obligation to return securities received as collateral	22,692	—	—	—	22,692
Cash instruments	40,968	5,315	—	—	46,283
Derivatives	3,670	16,855	2,068	(14,881)	7,712
Long-term borrowings	—	23,287	—	—	23,287
Other liabilities	—	2,596	—	—	2,596
Total liabilities at fair value	$67,330	$121,819	$2,068	$(14,881)	$176,336

(1)	Derivative contracts are reported on a gross basis by level. The impact of netting represents an adjustment related to counterparty netting.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

2. Fair Value of Assets and Liabilities (Continued)

Fair value measurements using significant unobservable inputs (level 3)

		Private
	Cash	equity
June 30, 2007	instruments	investments	Derivatives	Total
Assets (in millions)
Balance as of January 1, 2007	$1,810	$9,540	$2,308	$13,658
Total gains or (losses) (realized/unrealized)	182	1,591	2,579	4,352
Purchases, issuances and settlements	(53)	(331)	639	255
Transfers in and/or out of level 3	(520)	(28)	146	(402)
Balance as of June 30, 2007	$1,419	$10,772	$5,672	$17,863

	Cash
Liabilities (in millions)	instruments	Derivatives	Total
Balance as of January 1, 2007	$—	$745	$745
Total (gains) or losses (realized/ unrealized)	8	1,449	1,457
Purchases, issuances and settlements	8	15	23
Transfers in and/or out of level 3	(16)	(141)	(157)
Balance as of June 30, 2007	$—	$2,068	$2,068

Gains and losses on assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (level 3)

Principal Transactions-net
June 30, 2007 (in millions)
Total gains (losses) included in earnings for the period	$2,895
Changes in unrealized gains (losses) relating to assets and liabilities still held at reporting date	$1,921

Both observable and unobservable inputs may be used to determine the fair value of positions that have been classified within level 3. As a result, the unrealized gains and losses for assets and liabilities within level 3 presented in the table above may include changes in fair value that were attributable to both observable and unobservable inputs.

The Company employs various economic hedging techniques in order to manage risks, including risks in level 3 positions. Such techniques may include the purchase or sale of financial instruments that are classified in levels 1 and/ or 2. The realized and unrealized gains and losses for assets and liabilities in level 3 presented in the table above do not reflect the related realized or unrealized gains and losses arising on economic hedging instruments classified in levels 1 and/ or 2.

Qualitative Disclosures of Valuation Techniques

Trading assets and liabilities

Trading securities

The Company’s trading securities consist of interest-bearing securities and equity securities. Interest-bearing securities include debt securities, residential and commercial mortgage-backed and other asset-backed securities and CDOs. Equity securities include common equity shares and convertible bonds.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

2. Fair Value of Assets and Liabilities (Continued)

For debt securities for which market prices are not available, valuations are based on yields reflecting the perceived risk of the issuer and the maturity of the security, recent disposals in the market or other modeling techniques, which may involve judgment.

Values of residential and commercial mortgage-backed securities and other asset-backed securities are generally available through quoted prices, which are often based on the prices at which similarly structured and collateralized securities trade between dealers and to and from customers. Values of residential and commercial mortgage-backed securities and other asset-backed securities for which there are no significant observable inputs are valued using valuation models incorporating prepayment scenarios and Monte Carlo simulations.

Collateralized debt, bond and loan obligations are split into various structured tranches, and each tranche is valued based upon its individual rating and the underlying collateral supporting the structure. Values are derived by using valuation models to calculate the internal rate of return of the estimated cash flows.

The majority of the Company’s positions in equity securities are traded on public stock exchanges, for which quoted prices are readily and regularly available. Fair values of preferred shares are determined by their yield and the subordination relative to the issuer’s other credit obligations. Convertible bonds are generally valued using observable pricing sources. For a small number of convertible bonds no observable prices are available and valuation is determined using internal and external models, for which the key inputs include stock price, dividend rates, credit spreads, foreign exchange rates, prepayment rates and equity market volatility.

Derivatives

Positions in derivatives held for trading purposes include both OTC and exchange-traded derivatives. The fair values of exchange-traded derivatives are typically derived from the observable exchange prices and/or observable inputs. Fair values for OTC derivatives are determined on the basis of internally developed proprietary models using various inputs. The inputs include those characteristics of the derivative that have a bearing on the economics of the instrument.

The determination of the fair value of many derivatives involves only a limited degree of subjectivity because the required inputs are observable in the marketplace. Other, more complex derivatives, use unobservable inputs. Specific unobservable inputs include long-dated volatility assumptions on OTC option transactions and recovery rate assumptions for credit derivative transactions. Uncertainty of pricing inputs and liquidity are also considered as part of the valuation process.

For further information on the fair value of derivatives as of June 30, 2007 and December 31, 2006, see note 6.

Private equity and other long-term investments

Private equity and other long-term investments include direct investments and investments in partnerships that make private equity and related investments in various portfolio companies and funds. Private equity investments and other long-term investments consist of both publicly traded securities and private securities. Publicly traded investments that are restricted or that are not quoted in active markets are valued based upon quotes with appropriate adjustments for trading restrictions. Private securities are valued taking into account a number of factors, such as the most recent round of financing involving unrelated new investors, earnings multiple analyses using comparable companies or discounted cash flow analysis.

Internally-managed funds include partnerships and related direct investments for which the Company acts as the fund’s adviser and makes investment decisions. Internally-managed funds principally invest in private securities and, to a lesser extent, publicly traded securities and fund of funds partnerships. The fair value of investments in internally-managed fund of funds partnerships is based on the valuation received from the underlying fund manager and is reviewed by the Company. The fair value of investments in other internally managed funds is based on the Company’s valuation. Balances reported in internally-managed funds also include amounts relating to the consolidation of private equity funds under FIN 46(R). A substantial portion of the investments held by the private equity funds consolidated primarily under FIN 46(R) are reflected in level 3. Funds managed by third parties include investments in funds managed by an external fund manager. The fair value of these funds is based on the valuation received from the general partner of the fund and is reviewed by the Company.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

2. Fair Value of Assets and Liabilities (Continued)

Fair Value Option

Upon adoption of SFAS 159 the Company elected fair value for certain of its financial statement captions as follows:

Repurchase agreement and resale agreement transactions and securities borrowed and securities loaned: the Company has elected to account for certain repurchase and resale agreements and securities borrowed and securities loaned transactions held at January 1, 2007 and those entered into after January 1, 2007 at fair value. These activities are managed on a fair value basis, thus fair value accounting for these instruments is deemed more appropriate for reporting purposes.

Long-term borrorwings: The Company’s long-term borrowings includes debt issuances managed by the Treasury Group. The Company actively manages the interest rate risk on these instruments with derivatives; in particular fixed-rate debt is hedged with receive-fixed, pay-floating interest rate swaps. The Company has availed itself of the simplification objective of the fair value option to elect fair value for this fixed-rate debt and will no longer be required to maintain hedge documentation to achieve a similar financial statement outcome.

Loans. The Company has elected to account for substantially all commercial mortgage whole loans and originated residential whole loans entered into after January 1, 2007 at fair value. These activities are managed on a fair value basis, thus fair value accounting is deemed more appropriate for reporting purposes. Additionally, recognition on a fair value basis eliminates the mismatch that currently exists because of the economic hedging the Company employs to manage these loans. Commercial mortgage whole loans and originated residential whole loans entered into prior to January 1, 2007 continue to be carried at the lower of cost or fair value.

Prior to January 1, 2007, net costs of originating or acquiring mortgage loans held for sale were recognized as part of the initial loan carrying value, with any subsequent change in fair value being recognized as a component of trading revenue. For such loans where the fair value option has been elected, origination fees and expenses are now recognized on a gross basis as fee income and or expense.

Other assets and other liabilities. Other assets include assets of VIEs and mortgage securitizations that did not meet the criteria for sale treatment under SFAS 140. For such assets existing as of January 1, 2007 the Company did not elect fair value due to the operational effort to change accounting for already recorded items. Transactions entered into after January 1, 2007 elected the fair value option.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

2. Fair Value of Assets and Liabilities (Continued)

Difference between carrying amount and fair value of Assets and Liabilities

Following is a tabular presentation of the cumulative effect adjustment to opening retained earnings regarding the adoption of SFAS No. 159.

	Carrying value as of December 31, 2006	Fair value as of January 1, 2007	Cumulative effect adjustment to opening R/E
(in millions)
Resale agreements and securities borrowed transactions	$73,713	$73,671	$(42)
Repurchase agreements and securities lending transactions	73,861	73,858	3
Long-term borrowings	24,168	24,633	(465)
Total			$(504)

Gains/losses on assets and liabilities where fair value option was elected

June 30, 2007	Total gains (losses)	Of which related to interest income	Of which related to interest expense	Of which related to principal transactions net
(in millions)
Resale agreements and securities borrowed transactions	$4,054	$4,051	$—	$3
Loans	345	391	—	(46)
Repurchase agreements and securities lending transactions	(3,658)	—	(3,645)	(13)
Long-term borrowings	(393)	—	(653)	260

Interest income and expense are recorded within the consolidated statements of income depending on the nature of the instrument and related market convention. When interest is included as a component of the change in the instrument’s fair value, interest is included in principal transactions-net. Otherwise, it is included within interest income or expense.

Gains/losses on assets and liabilities with fair value option elected

June 30, 2007	Total gains (losses)	Of which related to credit risk	Of which not related to credit risk
Financial instruments (in millions)
Resale agreements and securities-borrowed transactions	$4,054	$—	$4,054
Loans	345	94	251
Repurchase agreements and securities-lending transactions	(3,658)	—	(3,658)
Long-term borrowings	(393)	(42)	(351)

The impacts of changes in own credit risk on liabilities presented in the table above have been calculated as the difference between the fair value of those instruments as of the reporting date and the theoretical fair values of those instruments calculated by using the yield curve prevailing at the end of the reporting period, adjusted up or down for changes in our own credit spreads from the transition date to the reporting date.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

2. Fair Value of Assets and Liabilities (Continued)

Difference between the fair value and the aggregate unpaid principal balances

June 30, 2007	Of which at fair value	Aggregate unpaid principal	Difference between aggregate fair value and unpaid principal
(In millions)
Financial instruments (in millions)
Non-accrual loans	$100	$273	$(173)
Resale agreements and securities-borrowed transactions	81,686	81,681	5
Loans	12,715	13,266	(551)
Other assets	2,793	2,957	(164)
Other liabilities	2,596	2,740	(144)
Repurchase agreements and securities-lending transactions	73,766	73,742	24
Long-term borrowings	23,287	23,149	138

3. Related Party Transactions

CSG, through CS Holdings, owns all of the Company’s outstanding voting common stock. The Company is involved in significant financing and other transactions, and has significant related party balances with CSG affiliates, primarily Credit Suisse, and certain of its subsidiaries and affiliates. The Company generally enters into these transactions in the ordinary course of business and believes that these transactions are generally on market terms that could be obtained from unrelated third parties.

The following table sets forth the Company’s related party assets and liabilities as of June 30, 2007 and December 31, 2006:

	June 30, 2007	December 31, 2006
	(In millions)
ASSETS
Securities purchased under agreements to resell	$5,330	$5,152
Securities borrowed	10,402	5,474
Receivables from brokers, dealers and others	3,002	2,476
Derivatives contracts	3,158	2,398
Net deferred tax asset	1,520	1,488
Loans receivable from parent and affiliates	43,456	31,811
Total assets	$66,868	$48,799
LIABILITIES
Short-term borrowings	$40,089	$17,990
Securities sold under agreements to repurchase	33,664	29,219
Securities loaned	61,524	54,841
Payables to customers	426	252
Payables to brokers, dealers and others	6,759	4,099
Derivatives contracts	2,227	2,208
Obligation to return securities received as collateral	17,440	1,945
Taxes payable (included in Other liabilities)	277	309
Intercompany payables (included in Other liabilities)	4,827	854
Total liabilities	$167,233	$111,717

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

3. Related Party Transactions (Continued)

Included in the consolidated statements of income are revenues and expenses resulting from various securities trading and financing activities with certain affiliates, as well as fees for administrative services performed by the Company under the terms of various agreements. The Company earns commission revenues and incurs commission expenses during the normal course of business for securities transactions conducted with affiliates. Other operating expenses include affiliate service fees that are treated as a reduction in other operating expenses in the consolidated statements of income. These fees include compensation and benefits expense relating to business activities conducted by Company employees on behalf of CSG affiliates outside the Company.

The following table sets forth the Company’s related party revenues and expenses for the three and six months ended June 30, 2007 and 2006:

	For the three months ended June 30,		For the six months ended June 30,
	2007	2006	2007	2006
	(In millions)
Principal transactions-net (derivatives contracts)	$2,318	$883	$3,481	$1,184
Commissions and fees (expense)	13	(21)	1	(43)
Interest and dividend revenues	874	579	1,545	1,037
Interest expense	(1,713)	(947)	(3,133)	(1,700)
Total net revenues	$1,492	$494	$1,894	$478

Other operating expenses (credits)	$(48)	$(57)	$(82)	$(108)
Provision for income taxes	196	247	415	384
Total expenses	$148	$190	$333	$276

The Company manages certain private equity funds of funds, hedge funds of funds and VIEs that issue CDOs of CS Alternative Capital, Inc., an indirect wholly owned subsidiary of CS Holdings. As of June 30, 2007, the aggregate assets under management in these funds and VIEs were approximately $28.5 billion. CS Alternative Capital, Inc. reimburses the Company for all expenses incurred by the Company in connection with managing these assets. The Company treats these reimbursements as a reduction in other operating expenses in the consolidated statements of income.

The Share Plan provides for the grant of equity-based awards to Company employees based on CSG shares pursuant to which employees of the Company may be granted, as compensation, shares or other equity-based awards as compensation for services performed. CS Holdings purchases shares indirectly from CSG to satisfy these awards, but CS Holdings does not require reimbursement from the Company; therefore, amounts associated with these awards are considered a capital contribution to the Company and credited to paid-in-capital. Amounts contributed by CS Holdings relating to equity-based awards for the three months ended June 30, 2007 and 2006 were $308 million and $302 million, respectively, including tax effects and for the six months ended June 30, 2007 and 2006 were $623 million and $616 million, respectively, including tax effects.

Certain of the Company’s directors, officers and employees and those of its affiliates and their subsidiaries maintain margin accounts with the Company’s principal broker-dealer subsidiary, Credit Suisse Securities (USA) LLC (“CS Securities”) and other affiliated broker-dealers in the ordinary course of business. In addition, certain of such directors, officers and employees have investments or commitments to invest in various private equity funds. The Company makes loans to directors and executive officers on the same terms as are generally available to third parties or otherwise pursuant to widely available employee benefit plans. CS Securities and other affiliated broker-dealers, from time to time and in the ordinary course of business, enter into, as principal, transactions involving the purchase or sale of securities from or to such directors, officers and employees and members of their immediate families. See Note 15 for more information.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

3. Related Party Transactions (Continued)

The Company issues guarantees to customers with respect to certain obligations of its affiliates in the ordinary course of business, including, but not limited to, certain derivatives transactions. Failure to perform by an affiliate would require the Company to perform under the guarantee. See Note 10 for more information.

The Company is included in the consolidated federal income tax return and certain state and local income tax returns filed by CS Holdings. See Note 16 for more information.

4. Transfers and Servicing of Financial Assets

As part of the Company’s financing and securities settlement activities, the Company uses securities as collateral to support various secured financing sources. If the counterparty does not meet its contractual obligation to return securities used as collateral, the Company may be exposed to the risk of reacquiring the securities at prevailing market prices to satisfy its obligations. The Company controls this risk by monitoring the market value of financial instruments pledged each day and by requiring collateral levels to be adjusted in the event of excess market exposure.

The following table sets forth the assets pledged by the Company and the collateral received by the Company as of June 30, 2007 and December 31, 2006:

	June 30, 2007	December 31, 2006
	(In billions)
Fair value of the financial instruments pledged and assigned as collateral by the Company	$126.4	$103.1
of which was encumbered	84.7	70.2

Fair value of the collateral received by the Company with the right to sell or repledge	249.5	198.5
of which was sold or repledged	216.6	188.1

Securitization Activities

The Company originates and purchases residential mortgages and originates commercial loans for the purpose of securitization. The Company sells these mortgage loans to securitization trusts, which are generally qualified special purpose entities (“QSPEs”). The QSPEs issue securities that are backed by the assets transferred to the QSPEs and pay a return based on the returns on those assets. Investors in these mortgage-backed securities typically have recourse to the assets in the QSPE. The investors and the QSPEs have no recourse to the Company’s assets. CS Securities is an underwriter of, and makes a market in, these securities.

As of June 30, 2007 and December 31, 2006, the Company held encumbered mortgage loans totaling $2.9 billion and $152 million, respectively, related to securitization transactions that did not qualify for sale accounting treatment under paragraph 40b of SFAS 140. Prior to securitization, such encumbered loans were accounted for in financial instruments owned; however, due to the transfer of legal title in the form of a pledge in the securitization, these loans have been reclassified to Other assets and deferred amounts in the consolidated statement of financial condition. Cash amounts received in payment upon transfer for such loans are accounted for as secured borrowings and are recorded in Other liabilities in the consolidated statement of financial condition. Also included in Other assets and deferred amounts and Other liabilities as of June 30, 2007 and December 31, 2006 was $3.1 billion and $3.8 billion, respectively, in VIEs that were consolidated under FSP FIN 46(R)-6 related to securitization transactions that did not qualify for sale accounting treatment under SFAS 140, and were similarly encumbered.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

4. Transfers and Servicing of Financial Assets (Continued)

The following table presents the proceeds, cash flows and gains related to the securitization of commercial mortgage loans, residential mortgage loans and securities and other asset-backed loans and securities for the six months ended June 30, 2007 and 2006. The gain on securitizations includes underwriting revenues, deferred origination fees and expenses, gains or losses on the sale of the collateral to the QSPE or VIE and gains or losses on the sale of the newly issued securities to third parties but excludes net interest revenues earned on assets prior to securitization.

	Commercial mortgage loans		Residential mortgage loans and securities		Other asset-backed loans and securities (4)
	(In millions)
For the Six months ended June 30, 2007
Proceeds from securitizations	$9,967		$18,200		$1,790
Cash flows received on retained interests(1)	45		407		3
Gain on securitizations	$242	(2)	$89	(3)	$9	(3)

For the Six months ended June 30, 2006
Proceeds from securitizations	$6,838		$12,382		$1,220
Cash flows received on retained interests(1)	21		466		(1)
Gain on securitizations	$157	(2)	$15	(3)	$16	(3)

(1)	Includes principal and interest payments as well as cash flows on derivatives.

(2)
For loans that the Company did not elect to account for at fair value, the gains or losses on the sale of the collateral to the QSPE is the difference between the carrying value on the day prior to the securitization date (the lower of amortized cost or fair value) and the selling price of the mortgage whole loans to the QSPE on the securitization pricing date. For loans that the Company did elect to account for at fair value, the gains or losses on the sale of the collateral to the QSPE is the difference between the fair value on the day prior to the securitization pricing date and the selling price of the mortgage whole loans to the QSPE on the securitization pricing date.

(3)
The gains or losses on the sale of the collateral to the QSPE is the difference between the fair value on the day prior to the securitization pricing date and the selling price of the mortgage whole loans to the QSPE on the securitization pricing date.

(4)	Includes home equity loans and other securities collateralized by residential mortgage loans.

The Company may retain interests in these securitized assets in connection with its underwriting and market-making activities. The Company’s primary exposure in its securitization activities is limited to its retained interests. Retained interests in securitized financial assets are included at fair value in corporate debt in financial instruments owned in the consolidated statements of financial condition. Any changes in the fair value of these retained interests are recognized in the consolidated statements of income. The fair values of retained interests are determined using market quotes where available or the present value of estimated future cash flows valuation techniques that incorporate assumptions that market place participants customarily use in their estimates of values. As of June 30, 2007 and December 31, 2006, the fair value of the interests retained by the Company was $3.6 billion and $3.7 billion, respectively.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

4. Transfers and Servicing of Financial Assets (Continued)

Key economic assumptions used at the date of securitization in measuring the fair value of the retained interests resulting from securitizations completed during the six months ended June 30, 2007 were as follows:

For the six months ended June 30, 2007
	Commercial mortgage loans(1)	Residential mortgage loans and securities	Other asset-backed loans and securities
Weighted-average life (in years)	1.6	8.1	13.7
Prepayment rate (in rate per annum)(2)	N/A	0.1%-30.0%	8.1%-11.0%
Cash flow discount rate (in rate per annum)(3)	5.1%-6.3%	4.9%-34.1%	9.3%-10.9%
Expected credit losses (in rate per annum)	0.5%-1.8%	0.0%-29.5%	4.7%-6.0%

The following table sets forth the fair value of retained interests from securitizations as of June 30, 2007, key economic assumptions used to determine the fair value and the sensitivity of the fair value to immediate adverse changes in those assumptions:

		As of June 30, 2007
		Residential	Other
	Commercial	mortgage	asset-backed
	mortgage	loans and	loans and
	loans (1)	securities	securities
	(Dollars in millions)
Fair value of retained interests	$58	$3,187	$334
Weighted-average life (in years)	1.1	6.9	11.7
Prepayment rate (in rate per annum)(2)	N/A	0.1%-60.4%	8.1%-19.0%
Impact on fair value of 10% adverse change	$—	$(12)	$—
Impact on fair value of 20% adverse change	$—	$(24)	$—
Cash flow discount rate (in rate per annum)(3)	10.2%	6.5%	14.7%
Impact on fair value of 10% adverse change	$—	$(89)	$(3)
Impact on fair value of 20% adverse change	$—	$(177)	$(6)
Expected credit losses (in rate per annum)	5.7%	1.2%	10.1%
Impact on fair value of 10% adverse change	$—	$(20)	$(1)
Impact on fair value of 20% adverse change	$—	$(40)	$(2)

(1)	To deter prepayment, commercial mortgage loans typically have prepayment protection in the form of prepayment lockouts and yield maintenances.

(2)	The Company utilizes the constant prepayment rate assumptions.

(3)	The rate is based on the weighted average yield on the retained interest.

These sensitivities are hypothetical and do not reflect the benefits of hedging activities. Changes in fair value based on a 10% or 20% variation in assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, the effect of a variation in a particular assumption on the fair value of the retained interests is calculated without changing any other assumption. In practice, changes in one assumption may result in changes in other assumptions (for example, increases in market interest rates may result in lower prepayments and increased credit losses), which may magnify or counteract the sensitivities.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

4. Transfers and Servicing of Financial Assets (Continued)

Variable Interest Entities

The Company has variable interests in several CDO VIEs. As described under “—Securitization Activities,” in the normal course of its business, the Company purchases loans and other debt obligations from and on behalf of clients primarily for the purpose of securitization. These assets are sold to and warehoused by affiliates and, at the end of a warehousing period, the assets are sold to CDO VIEs or QSPEs for securitization. The Company engages in these transactions to meet the needs of clients, to earn fees and to sell financial assets. The purpose of these CDO VIEs and QSPEs is to provide investors a return based on the underlying debt instruments of the CDO VIEs and QSPEs. In connection with its underwriting and market-making activities, the Company may retain interests in the CDO VIEs and QSPEs. The CDO entities may have actively managed (“open”) portfolios or static or unmanaged (“closed”) portfolios. The closed CDO transactions are typically structured to use QSPEs, which are not consolidated in the Company’s financial statements.

The Company has consolidated CDO VIEs and other VIEs for which it is the primary beneficiary. As of June 30, 2007 and December 31, 2006, the Company recorded $2.5 billion and $296 million, respectively, representing the carrying amount of the consolidated assets of these CDO VIEs and other VIEs that are collateral for the VIE obligations. The beneficial interests of these consolidated CDO VIEs and other VIEs are payable solely from the cash flows of the related collateral, and the creditors of these CDO VIEs and other VIEs do not have recourse to the Company in the event of default.

The Company holds significant debt and equity interests in CDO VIEs that are not consolidated because the Company is not the primary beneficiary. The total assets in these CDO VIEs as of June 30, 2007 and December 31, 2006 were $8.1 billion and $7.0 billion, respectively. The Company’s maximum exposure to loss on significant debt and equity interests in CDO VIEs as of June 30, 2007 and December 31, 2006 was $557 million and $158 million, respectively, which was the amount carried at fair value in financial instruments owned.

In the normal course of its private equity activities, the Company is typically the general partner and investment adviser to private equity funds. Limited partners of these funds typically have recourse to the fund’s assets but generally have no recourse to the Company’s assets. The Company consolidates certain private equity funds that are managed by the Company. A portion of these private equity funds are not VIEs but are consolidated based on the Company’s control of the voting interest of the fund. See Note 1 for more information. The following table presents the impact on the consolidated statements of financial condition of the Company as of June 30, 2007 and December 31, 2006 as a result of consolidating certain private equity funds:

	June 30, 2007	December 31, 2006
	(In millions)
Private equity and other long-term investments	$11,426	$10,193
All other assets, net	1,053	728
Total assets	$12,479	$10,921

Minority interests (included in other liabilities)	$11,588	$10,192
All other liabilities, net (excluding minority interests)	891	729
Total liabilities	$12,479	$10,921

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

4. Transfers and Servicing of Financial Assets (Continued)

The following table presents the impact on the consolidated statements of income of the Company for the three and six months ended June 30, 2007 and 2006 as a result of consolidating certain private equity funds:

	For the three months ended, June 30,		For the six months ended June 30,
	2007	2006	2007	2006
			(In millions)
Net revenues	$1,011	$631	$1,766	$1,572
Expenses	33	12	64	24
Minority interests	$978	$619	$1,702	$1,548

5. Private Equity and Other Long-Term Investments

Private equity and other long-term investments include direct investments and investments in partnerships that make private equity and related investments in various portfolio companies and funds. The Company categorizes its private equity and other long-term investments into three categories: Credit Suisse-managed funds, which include consolidated funds, funds managed by third parties and direct investments. These investments generally have no readily available market or may be otherwise restricted as to resale under the Securities Act of 1933 (“Securities Act”); therefore, these investments are carried at management’s best estimate of fair value.

As of June 30, 2007 and December 31, 2006, the Company had investments in private equity and other long-term investments of $13.2 billion and $11.6 billion, respectively, including $11.4 billion and $10.2 billion, respectively, in private equity funds the Company is required to consolidate. Changes in net unrealized appreciation/depreciation arising from changes in fair value and the gain or loss realized upon sale are reflected in principal transactions-net in the consolidated statements of income. See Notes 1 and 4 for more information. The original cost of these investments, excluding the consolidated private equity investments, was $1.9 billion as of June 30, 2007 and $1.7 billion as of December 31, 2006. As of June 30, 2007, the Company had commitments to invest up to an additional $871 million in non-consolidated private equity funds and $877 million in consolidated private equity funds. In addition, the Company's consolidated private equity funds had commitments to invest approximately $1.5 billion in non-consolidated private equity funds and other investments which are expected to be met by capital calls to third party limited partners of such funds and by the Company as an investor in these consolidated private equity funds.

The Company’s subsidiaries manage many private equity partnerships (the “Funds”). When the investment performance on Credit Suisse-managed Funds exceeds specific thresholds, the Company and certain other partners, most of which are current and former employees of the Company (collectively the “GPs”), may be entitled to receive a carried interest distribution under the governing documents of the Funds. Carried interest distributions are based on the cumulative investment performance of each Fund at the time the distribution is made. As a result, the Company may be obligated to return to investors in the Funds all or a portion of the carried interest distributed to the GPs. The amount of such contingent obligations is based upon the performance of the Funds but cannot exceed the amount of carried interest received by the GPs. As of June 30, 2007 and December 31, 2006, the maximum amount of such contingent obligations was $406 million and $524 million, respectively, assuming the Funds’ remaining investments were worthless. Assuming the Funds’ remaining investments were sold at their current carrying values as of June 30, 2007 and December 31, 2006, the contingent obligations would have been $1 million and $21 million, respectively. As of June 30, 2007 and December 31, 2006, the Company withheld cash from prior distributions to the GPs and recorded corresponding liabilities of $143 million and $147 million, respectively, in connection with the Company’s guarantee to return prior carried interest distributions to third party investors in the Funds.

In addition, pursuant to certain contractual arrangements, the Company is obligated to make cash payments to certain investors in certain Funds if specified performance thresholds are not met. As of June 30, 2007 and December 31, 2006, the maximum amount of such contingent obligations was $75 million and $55 million, respectively, assuming the Funds’ remaining investments were worthless. Assuming the Funds’ remaining investments were sold at their current carrying values as of June 30, 2007 and December 31, 2006, the contingent obligation would have been $3 million and $1 million, respectively.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

6. Derivatives Contracts

The Company uses derivatives contracts for trading and economic hedging purposes and to provide products for clients. These derivatives include options, forwards, futures and swaps.

Non-trading Derivatives

The Company hedges its fixed rate debt by using interest rate swaps. Prior to the adoption of SFAS 159, these swaps were designated for hedge accounting treatment under SFAS 133. For designated fair value hedges, the changes in fair value of both the hedging instrument and the underlying debt were included in principal transactions-net and the interest flows were included in net interest and dividends in the consolidated statements of income. In connection with the adoption of SFAS 159, the Company has availed itself of the simplification objective of the fair value option to elect fair value for this fixed-rate debt and is no longer required to maintain hedge documentation to achieve a similar financial statement outcome.

Prior to the adoption of SFAS 159, the Company assessed the effectiveness of hedging relationships both prospectively and retrospectively. The prospective assessment was made both at the inception of a hedging relationship and on an ongoing basis and required the Company to justify its expectation that the relationship will be highly effective over future periods. The retrospective assessment was also performed on an ongoing basis and required the Company to determine whether or not the hedging relationship has actually been effective. If the Company concluded, through a retrospective evaluation that hedge accounting was appropriate for the current period then it measured the amount of hedge ineffectiveness to be recognized in earnings.

The effectiveness of a designated hedging relationship was evaluated using quantitative measures of correlation. If a hedge relationship was not found to be highly effective, the hedge relationship no longer qualified for hedge accounting under SFAS 133. As such, any subsequent gains or losses attributable to the hedged item ceased to be recognized, while the subsequent changes in the derivative instrument’s fair value were recognized in earnings, in each reporting period. In addition, the fair value adjustment of the debt due to hedge accounting was amortized over the remaining life of the debt as a yield adjustment.

For the three months and six months ended June 30, 2006, the ineffective component of the fair value hedges was a pre-tax gain of $11 million and $20 million, respectively.

Other derivatives used to hedge the Company’s long-term borrowings that were not designated for hedge accounting treatment under SFAS 133 were carried at fair value with changes in value and interest flows included in principal transactions-net in the consolidated statements of income. For the three and six months ended June 30, 2006, the Company recognized a pre-tax loss of $45 million and $92 million, respectively, related to these hedges.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

6. Derivatives Contracts (Continued)

Prior to the adoption of SFAS 159 the Company entered into total return swaps on certain loans that were originated by an affiliate and purchased by the Company. The loans will be held until the total return swaps are terminated. The loans were accounted for as held for sale and were recorded in other financial instruments owned in the consolidated statement of financial condition. The total return swaps were designated and qualified for cash flow hedge accounting treatment in accordance with SFAS 133. A cash flow hedge is a hedging relationship where the variability of the hedged item’s cash flows attributable to a particular risk is offset by the cash flows of the hedging instrument. The strategy of these hedges is to mitigate the variability of the cash flows that will be received upon sale of the loan. The cash flow hedges were highly effective and the total decrease in the fair value of the swaps of $5 million net of taxes was recorded in accumulated other comprehensive loss in the consolidated statement of financial condition as of December 31, 2006. During the six months ended June 30, 2007, in connection with the adoption of SFAS 159, the Company reversed the $5 million which was previously recorded in accumulated other comprehensive loss. Increases in the value of the total return swaps are recorded in principal transactions-net in the consolidated statement of income which offsets the fair value adjustment made on the loans for the hedged risk.

Trading Derivatives

The Company enters into various transactions using derivatives for trading purposes, to hedge trading exposures or to provide products to its clients. These derivatives include options, forwards, futures and swaps. Trading derivative contracts are carried at fair value with unrealized and realized gains and losses and interest flows included in principal transactions-net in the consolidated statements of income.

Options

The Company writes option contracts specifically designed to meet customer needs, for trading purposes or for hedging purposes. The options do not expose the Company to credit risk because the Company, not its counterparty, is obligated to perform. At the beginning of the contract period, the Company receives a cash premium. During the contract period, the Company bears the risk of unfavorable changes in the value of the financial instruments underlying the options. To manage this market risk, the Company purchases or sells cash or derivative financial instruments on a proprietary basis. Such purchases and sales may include debt and equity securities, forward and futures contracts, swaps and options.

The Company also purchases options to meet customer needs, for trading purposes or for hedging purposes. With purchased options, the Company gets the right, for a fee, to buy or sell the underlying instrument at a fixed price on or before a specified date. The underlying instruments for these options include fixed income securities, equities, foreign currencies, commodity and interest rate instruments or indices. The counterparties to OTC option contracts are reviewed to determine whether they are creditworthy.

Forwards and Futures

In the normal course of business, the Company’s customer and trading activities include executing, settling and financing various securities and financial instrument transactions. To execute these transactions, the Company purchases and sells (including “short sales”) securities, and purchases and sells forward contracts primarily for U.S. Government and agency securities, corporate debt, mortgage-backed securities, commodities and foreign currencies. See Note 1 for more information. In addition, the Company enters into futures contracts on equity-based indices and other financial instruments, as well as options on futures contracts. The Company also enters into variable prepaid forward (“VPFs”) transactions which meet the definition of a derivative and are classified as forward contracts.

Because forward contracts are subject to the financial reliability of the counterparty, the Company is exposed to credit risk. To mitigate this credit risk, the Company limits transactions with specific counterparties, reviews credit limits, requires certain customers and counterparties to maintain margin collateral and adheres to internally established credit extension policies.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

6. Derivatives Contracts (Continued)

For futures contracts and options on futures contracts, the change in the market value is settled with an exchange or a clearing broker in cash each day. As a result, the credit risk with the clearing broker is limited to the net positive change in the market value for a single day, which is recorded in receivables (payables) from (to) brokers, dealers and others in the consolidated statements of financial condition.

VPFs are a form of OTC hybrid transaction pursuant to which the Company purchases a variable number of shares of common stock from a customer on a forward basis. At inception, the Company pays the customer a dollar amount based on the underlying value of the common stock. At the maturity of the transaction, the Company receives a variable number of shares (or an amount in cash equal to the value of such variable number of shares, with a maximum share cap) from the customer based on the market price of the shares at maturity. VPFs allow customers to monetize their stock position and provide market risk protection through an equity collar that, among other things, protects the customer against decreases in the value of the underlying common stock. The VPFs are generally long-dated and have maturities of three to ten years. In accordance with SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities” (“SFAS 149”), all VPFs entered into prior to July 1, 2003 are included in other financial instruments owned in the consolidated statements of financial condition. All of the Company’s VPFs entered into after June 30, 2003 meet the definition of a derivative and are reported as derivative contracts in the consolidated statements of financial condition. All VPFs are carried at fair value.

Swaps

The Company’s swap agreements consist primarily of interest rate, equity, commodity, credit default and total return swaps. Interest rate swaps are contractual agreements to exchange interest rate payments based on agreed notional amounts and maturity. Equity swaps are contractual agreements to receive the appreciation or depreciation in value based on a specific strike price on an equity instrument in exchange for paying another rate, which is usually based on index or interest rate movements. Commodity swaps are contractual agreements to exchange payments based on the price of a specific commodity. Credit default swaps are contractual agreements in which one counterparty pays a periodic fee in return for a contingent payment by the other counterparty following a credit event of a reference entity. A credit event is commonly defined as bankruptcy, insolvency, receivership, material adverse restructuring of debt, or failure to meet payment obligations when due. Total return swaps are contractual agreements where one counterparty agrees to pay the other counterparty the total economics of a defined underlying asset, in return for receiving a stream of floating rate cash flows such as the London Interbank Offered Rate (“LIBOR”). Swaps are reported at fair value.

Quantitative Disclosures for All Derivatives

The fair values of all derivatives contracts outstanding as of June 30, 2007 and 2006 were as follows:

	June 30, 2007		December 31, 2006
	Assets	Liabilities	Assets	Liabilities
	(In millions)
Options	$2,928	$2,936	$1,859	$1,835
Forward contracts	8,084	2,559	5,740	1,790
Swaps	2,714	2,217	2,748	2,911
Total derivatives	$13,726	$7,712	$10,347	$6,536

These assets and liabilities are included as derivatives contracts in financial instruments owned and sold not yet purchased, respectively, in the consolidated statements of financial condition. Assets and liabilities related to futures contracts are included in receivables from brokers, dealers and others and payables to brokers, dealers and others, respectively, in the consolidated statements of financial condition.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

7. Goodwill and Identifiable Intangible Assets

The Company allocates goodwill to its reporting units. Goodwill impairment testing showed no impairment and had no effect on the Company’s consolidated financial condition or results of operations as of June 30, 2007 and 2006. There have been no events or circumstances occurring subsequent to these impairment tests that would more likely than not have resulted in the fair values of the Company’s reporting units being below the carrying values. As of June 30, 2007 and December 31, 2006, the Company had $632 million and $616 million, respectively, of goodwill.

As of June 30, 2007 and December 31, 2006, the Company had intangible assets of $223 million and $197 million, respectively, net of accumulated amortization of $34 million and $31 million, respectively, which are included in other assets and deferred amounts in the consolidated statements of financial condition.

Intangible assets included $17 million and $21 million of identifiable intangible assets as of June 30, 2007 and December 31, 2006, respectively. Identifiable intangible assets consisted primarily of client relationships, which are amortized over useful lives ranging from 5 to 21 years. Intangible amortization expense for the three months ended June 30, 2007 and 2006 was $1 million and $2 million, respectively and for the six months ended June 30, 2007 and 2006 was $4 million.

Intangible assets included $29 million and $28 million of indefinite-lived intangible assets as of June 30, 2007 and December 31, 2006, respectively. Indefinite-lived intangible assets consisted primarily of trademarks, which are not amortized over a useful life but rather are reviewed annually for impairment.

Intangible assets included $177 million and $148 million of mortgage servicing rights as of June 30, 2007 and December 31, 2006, respectively. Mortgage servicing rights are recorded at fair value with changes in fair value reflected in principal transaction-net in the consolidated statements of income.

8. Borrowings

Short-term borrowings are generally demand obligations with interest approximating the Federal Funds rate, LIBOR or other money market indices. Such borrowings are generally used to facilitate the securities settlement process, finance financial instruments owned and finance securities purchased by customers on margin. As of June 30, 2007 and December 31, 2006, there were no short-term borrowings secured by Company-owned securities.

The following table sets forth the Company’s commercial paper and short-term borrowings and their weighted average interest rates:

	Short-term borrowings		Weighted average interest rates
	As of June 30, 2007	As of December 31, 2006	As of June 30, 2007	As of December 31, 2006
	(In millions)
Bank loans, including loans from affiliates(1)	$41,815	$18,888	5.83%	5.59%
Commercial paper(2)	—	1,382	N/A	5.25%
Total commercial paper and short-term borrowings	$41,815	$20,270

(1)	Includes $40.1 billion and $18.0 billion in loans from affiliates as of June 30, 2007 and December 31, 2006, respectively.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Continued)
June 30, 2007

8. Borrowings (Continued)

(2)	As of June 30, 2007 there was no commercial paper outstanding.

The Company had a commercial paper program exempt from registration under the Securities Act that allowed the Company to issue up to $5.0 billion in commercial paper. As of December 31, 2006 $1.4 billion of commercial paper was outstanding under this program.

The following table sets forth the Company’s long-term borrowings as of June 30, 2007 and December 31, 2006:

	June 30, 2007	December 31, 2006
	(In millions)
Senior notes 3.9%-7.1%, due various dates through 2032	$38,168	$39,802
Medium-term notes 4.6%-8.8%, due various dates through 2032	1,915	2,890
Structured borrowings 5.4% -19.0%, due various dates through 2015	1,027	826
Other long-term debt 5.5%-10.3%, due various dates through 2052(1)	1,944	—
Total long-term borrowings	$43,054	$43,518
Current maturities of long-term borrowings	$6,389	$3,240

(1) Represents the long term borrowings in those CDO VIEs consolidated under FIN 46.

As of June 30, 2007 and December 31, 2006, the Company had entered into interest rate swaps, with a notional amount of $23.0 billion and $24.7 billion, respectively, on the Company’s long-term borrowings. See Note 6 for more information.

The following table sets forth scheduled maturities of all long-term borrowings as of June 30, 2007:

June 30, 2007
(In millions)
2008	6,389
2009	8,097
2010	4,526
2011	4,334
2012	8,228
2013-2052	11,480
Total	$43,054

The following table sets forth scheduled maturities of the current portion of long-term borrowings as of June 30, 2007:

Three Months Ending
(In millions)
September 30, 2007	$28
December 31, 2007	454
March 31, 2008	2,228
June 30, 2008	3,679
Total	$6,389

On March 26, 2007, Credit Suisse and CSG issued full, unconditional and several guarantees, on a senior and subordinated basis, respectively, of the Company’s outstanding SEC-registered debt securities. In accordance with the guarantee, if the Company fails to make timely payment under the agreements governing such debt securities, the holders of the debt securities may demand payment from either Credit Suisse or CSG, without first proceeding against the Company.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Continued)
June 30, 2007

8. Borrowings (Continued)

Pursuant to the centralization of funding at Credit Suisse, the committed secured revolving credit facilities between various third party banks and CS Securities will not be renewed. As of August 13, 2007, CS Securities maintained with third parties two 364-day committed secured revolving credit facilities totaling $700 million, with one facility for $200 million maturing in late August 2007 and one facility for $500 million maturing in November 2007. These facilities require CS Securities to pledge unencumbered marketable securities to secure any borrowings. Borrowings under each facility would bear interest at short-term rates related to either the Federal Funds rate or LIBOR and can be used for general corporate purposes. The facilities contain customary covenants that the Company believes will not impair its ability to obtain funding. As of June 30, 2007, no borrowings were outstanding under any of the facilities.

2007 Financings

For the six months ended June 30, 2007, the Company issued $95 million in structured notes and repaid approximately $1.8 billion of senior notes, $992 million of medium-term notes and $25 million of structured notes.

2006 Financings

During the six months ended June 30, 2006, the Company issued $7.5 billion of senior notes and $82 million in medium-term notes and $79 million in structured notes and repaid approximately $1.5 billion of medium-term notes and $17 million of structured notes.

9. Leases and Commitments

The following table sets forth the Company’s minimum operating lease commitments as of June 30, 2007:

Twelve Months Ending June 30,
(In millions)
2008	$152
2009	146
2010	145
2011	138
2012	132
2013-2025	817
Total(1)	$1,530

(1)
Excludes sublease revenue of $250 million and executory costs such as insurance, maintenance and taxes of $509 million. Rent expense was $37 million and $74 million for the three and six months ended June 30, 2007, respectively.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

9. Leases and Commitments (Continued)

The following table sets forth the Company’s commitments, including the current portion as of June 30, 2007:

	Commitment Expiration Per Period
	Less than 1 year	1-3 years	4-5 years	Over 5 years	Total commitments
	(In millions)
Standby resale agreements(1)	$100	$50	$—	$817	$967
Private equity(2)	36	43	47	745	871
Forward agreements(3)	4,985	—	—	62	5,047
Unfunded lending commitments(4)	75	333	54	541	1,003
Unfunded warehousing commitments(5)	1,512	—	—	—	1,512
Total commitments	$6,708	$426	$101	$2,165	$9,400

(1)
In the ordinary course of business, the Company maintains certain standby resale agreement facilities that commit the Company to enter into securities purchased under agreements to resell with customers at current market rates.

(2)
As of June 30, 2007, the Company had commitments to invest up to an additional $877 million in consolidated private equity funds. The Company's consolidated private equity funds had commitments to invest approximately $1.5 billion in non-consolidated private equity funds and other investments which are expected to be met by capital calls to third party minority interest limited partners of such funds and by the Company as an investor in these consolidated private equity funds.

(3)	Represents commitments to enter into securities purchased under agreements to resell and agreements to borrow securities.

(4)	The Company enters into commitments to extend credit in connection with various activities.

(5)	The Company enters into commitments to warehouse commercial mortgage whole loans.

Excluded from the table above are certain commitments to originate and purchase mortgage whole loans and purchase certain other loans that qualify as derivatives. These commitments are reflected in derivatives contracts in the consolidated statements of financial condition. For more information on the Company’s derivatives contracts see Note 6.

As of June 30, 2007, the Company used $553 million in outstanding standby letters of credit to satisfy counterparty collateral requirements.

The Company had no material capital lease obligations as of June 30, 2007. For information about certain of the Company’s additional commitments, see Notes 5 and 10.

10. Guarantees

In the ordinary course of business, the Company enters into guarantee contracts as guarantor. FIN No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” (“FIN 45”), requires disclosure by a guarantor of its maximum potential payment obligations under certain of its guarantees to the extent that it is possible to estimate them. FIN 45 also requires a guarantor to recognize, at the inception of a guarantee, a liability for the fair value of the obligations undertaken in issuing such guarantee, including its ongoing obligation to stand ready to perform over the term of the guarantee in the event that certain events or conditions occur. With certain exceptions, these liability recognition requirements apply to any guarantees entered into or modified after December 31, 2002.

The guarantees covered by FIN 45 may require the Company to make payments to the guaranteed party based on changes related to an asset, a liability or an equity security of the guaranteed party. The Company may also be contingently required to make payments to the guaranteed party based on another entity’s failure to perform under an agreement, or the Company may have an indirect guarantee of the indebtedness of others, even though the payment to the guaranteed party may not be based on changes related to an asset, liability or equity security of the guaranteed party.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

10. Guarantees (Continued)

In addition, FIN 45 covers certain indemnification agreements that contingently require the Company to make payments to the indemnified party based on changes related to an asset, liability or equity security of the indemnified party, such as an adverse judgment in a lawsuit or the imposition of additional taxes due to either a change in the tax law or an adverse interpretation of the tax law.

The following table sets forth the maximum quantifiable contingent liabilities and carrying amounts associated with guarantees covered by FIN 45 as of June 30, 2007 by maturity.

	Amount of Guarantee Expiration Per Period
	Less than 1	1-3	4-5	Over 5	Total	Carrying
	year	years	years	years	guarantees	amounts	Collateral
	(In millions)
Credit guarantees	$3	$47	$65	$423	$538	$8	$389
Performance guarantees	21	388	—	33	442	9	—
Derivatives	677	10,196	191	8,939	20,003	890	—
Related party guarantees	—	—	—	154	154	—	—
Total guarantees	$701	$10,631	$256	$9,549	$21,137	$907	$389

Credit Guarantees

In the ordinary course of business the Company enters into contracts that would require it, as the guarantor, to make payments to the guaranteed party if a third party fails to pay under a credit obligation. These credit guarantees are described below.

As part of the Company’s residential mortgage activities, the Company previously sold to the Federal National Mortgage Association (“FNMA”) certain residential mortgages that it had purchased and agreed to bear a percentage of any losses should the borrowers fail to perform. In accordance with FIN 45, the Company did not recognize a liability for these guarantees because they were issued prior to December 31, 2002 and have not been modified.

As part of the Company’s commercial mortgage activities, the Company sells to FNMA certain commercial mortgages that it has originated and agrees to bear a percentage of the losses should the borrowers fail to perform.

Additionally, the Company provides guarantees in the form of standby letters of credit, which represent obligations to make payments to third parties if the counterparties fail to fulfill their obligations under a borrowing arrangement or other contractual obligation.

Performance Guarantees

In the ordinary course of business, the Company enters into contracts that would require it, as the guarantor, to make payments to the guaranteed party based on a third party’s failure to perform under an agreement. These performance guarantees are described below.

As part of the Company’s residential mortgage and asset-backed securitization activities, the Company at times guarantees the collection by the servicer and remittance to the securitization trust of prepayment penalties.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

10. Guarantees (Continued)

In connection with the Company’s tax credit warehouse business, the Company issues minimum performance guarantees to the investors in these funds.

The Company also provides guarantees in the form of standby letters of credit, which represent obligations to make payments to third parties if the counterparties fail to perform under a non-financial obligation.

In addition, the Company at times guarantees any increases in servicing fees in connection with the replacement of the existing servicer that would otherwise be borne by the securitization trust. The Company did not record a liability because it has determined that is it not possible to estimate the fair value and the maximum amount of its obligations under these guarantees as of June 30, 2007.

Derivatives

In the ordinary course of business, the Company enters into OTC contracts that meet the definition of a guarantee under FIN 45. Included in this category are certain written OTC put option contracts, pursuant to which the counterparty can potentially force the Company to acquire the underlying financial instrument or require the Company to make a cash payment in an amount equal to the decline in value of the financial instrument underlying the OTC put option. Also included in this category are credit derivatives that may subject the Company to credit spread or issuer default risk because the change in credit spreads or the credit quality of the underlying financial instrument may obligate the Company to make a payment. The Company seeks to manage these OTC derivatives exposures by engaging in various hedging strategies to reduce its exposure.

Derivative contracts that may be cash settled, and which the counterparties were not required to hold the underlying instruments at the inception of the contracts, are not considered guarantees under FIN 45.

As of June 30, 2007, the Company recorded derivatives that met the definition of a guarantee under FIN 45. These are reflected as derivatives contracts in the consolidated statements of financial condition. These amounts were determined by using notional values and represent the obligations of the Company in the event that all the underlying financial instruments are worthless, the likelihood of which the Company believes is remote. For more information on derivatives, see Note 6.

Related Party Guarantees

For purposes of FIN 45, related party guarantees refer to any guarantees issued by the Company for obligations of any company (“affiliates”) controlled by CSG, the Company’s ultimate parent, unless it is one of the Company’s consolidated subsidiaries. Guarantees issued by the Company for the obligations of its consolidated subsidiaries are excluded because they do not create any incremental liability.

The Company issues guarantees to customers with respect to certain obligations of its affiliates in the ordinary course of business, including, but not limited to, certain derivatives transactions. Failure to perform by an affiliate would require the Company to perform under the guarantee. Excluded from the maximum contingent liability are certain guarantees for which an estimate cannot be made because the exposure is unlimited and therefore impossible to estimate. While the maximum contingent liability represents possible future payments under the guarantees, the Company believes that the likelihood of nonperformance by these affiliates is remote.

Guarantees Related to Private Equity Activities

As part of its private equity activities, the Company provides guarantees related to carried interest and performance thresholds. The amounts of such guarantees are included in the contingent obligations disclosed in Note 5.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

10. Guarantees (Continued)

Other Guarantees

The Company has certain guarantees for which its maximum contingent liability cannot be quantified. These guarantees are not reflected in the table above and are discussed below.

Indemnifications Issued in Connection with Asset Sales

In connection with sales of certain assets or businesses, the Company has provided purchasers customary indemnification provisions based on changes in an underlying asset or liability relating to the assets sold. These indemnification provisions are negotiated with the purchaser of the assets or businesses and vary in their scope and duration. These indemnification provisions generally shift the risk of certain unquantifiable and unknowable loss contingencies (e.g., relating to litigation, tax and intellectual property matters) from the purchaser to the seller, as known or quantifiable loss contingencies generally are reflected in the value of the assets or businesses being sold. The Company has determined that it is not possible to make an estimate of the maximum contingent liability under these indemnification provisions. To date, the Company’s actual payments arising from these indemnification provisions have been in connection with litigation matters and have not been material.

Tax Gross-up Arrangements

As a normal part of issuing its own securities, the Company typically agrees to reimburse holders for additional tax withholding charges or assessments resulting from changes in applicable tax laws or the interpretation of those laws. Securities that include these agreements to pay additional amounts generally also include a related redemption or call provision if the obligation to pay the additional amounts results from a change in law or its interpretation and the obligation cannot be avoided by the issuer taking reasonable steps to avoid the payment of additional amounts. Since such potential obligations are dependent on future changes in tax laws, the related liabilities the Company may incur as a result of such changes cannot be reasonably estimated. In light of the related call provisions typically included, the Company does not expect any potential liabilities in respect of tax gross-ups to be material.

Exchange and Clearinghouse Memberships

The Company is a member of numerous securities exchanges and clearinghouses, and may, as a result of its membership arrangements, be required to perform if another member defaults. The Company has determined that it is not possible to estimate the maximum amount of these obligations and believes that any potential requirement to make payments under these arrangements is remote.

11. Concentrations of Credit Risk

The Company is engaged in various securities trading and brokerage activities servicing a diverse group of domestic and foreign corporations, governments and institutional and individual investors. A substantial portion of the Company’s transactions are executed with and on behalf of institutional investors, including other brokers and dealers, mortgage brokers, commercial banks, U.S. agencies, mutual funds, hedge funds and other financial institutions. These transactions are generally collateralized. Credit risk is the potential for loss resulting from the default by a counterparty of its obligations. Exposure to credit risk is generated by securities and currency settlements, contracting derivatives and forward transactions with customers and dealers, and the holding in inventory of bonds and/or loans. The Company uses various means to manage its credit risk. The creditworthiness of all counterparties is analyzed at the outset of a credit relationship with the Company. These counterparties are subsequently reviewed on a periodic basis. The Company sets a maximum exposure limit for each counterparty, as well as for groups or classes of counterparties. Furthermore, the Company enters into master netting agreements when feasible and demands collateral from certain counterparties or for certain types of credit transactions. As of June 30, 2007, the Company did not have any significant concentrations of credit risk.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

11. Concentrations of Credit Risk (Continued)

The Company’s customer securities activities are transacted either in cash or on a margin basis, in which the Company extends credit to the customer. The Company seeks to control the risks associated with its customer activities by requiring customers to maintain margin collateral to comply with various regulatory and internal guidelines. The Company monitors required margin levels each day and requires customers to deposit additional collateral, or reduce positions, when necessary.

12. Net Capital Requirements

The Company’s principal wholly owned subsidiary, CS Securities, is a registered broker-dealer, registered futures commission merchant and member firm of the New York Stock Exchange, Inc. Accordingly, CS Securities is subject to the minimum net capital requirements of the SEC and the Commodities Futures Trading Commission (“CFTC”). Under the alternative method permitted by Rule 15c3-1 under the Securities Exchange Act of 1934 (the “Exchange Act”), the required net capital may not be less than the greater of 2% of aggregate debit balances arising from customer transactions or 4% of the funds required to be segregated pursuant to the Commodity Exchange Act less the market value of certain commodity options, all as defined. Under CFTC Regulation 1.17, the required minimum net capital requirement is 8% of the total risk margin requirement (as defined) for all positions carried in customer accounts plus 4% of the total risk margin requirement (as defined) for all positions carried in non-customer accounts. As of June 30, 2007, CS Securities’ net capital of approximately $5.3 billion was 59.8% of aggregate debit balances and in excess of the CFTC’s minimum requirement by approximately $5.1 billion.

The Company’s over-the-counter (“OTC”) derivatives dealer subsidiary, Credit Suisse Capital LLC (“CS Capital”) is also subject to the uniform net capital rule, but computes its net capital based on value at risk under Appendix F of Rule 15c3-1 under the Exchange Act. As of June 30, 2007, CS Capital’s net capital of $546 million, after allowing for market and credit risk exposure of $70 million and $168 million, respectively, was in excess of the minimum net capital requirement by $526 million. CS Capital is in compliance with the exemptive provisions of Rule 15c3-3 under the Exchange Act because the Company does not carry securities accounts for customers or perform custodial functions relating to customer securities.

As of June 30, 2007, the Company and its subsidiaries complied with all applicable regulatory capital adequacy requirements.

13. Cash and Securities Segregated Under Federal and Other Regulations

In compliance with the Commodity Exchange Act, CS Securities segregates funds deposited by customers and funds accruing to customers as a result of trades or contracts. As of June 30, 2007 and December 31, 2006, cash and securities aggregating $2.7 billion and $2.3 billion, respectively, were segregated or secured by CS Securities in separate accounts exclusively for the benefit of customers.

In accordance with the SEC’s no-action letter dated November 3, 1998, CS Securities computed a reserve requirement for the proprietary accounts of introducing broker-dealers. As of June 30, 2007 and December 31, 2006, CS Securities segregated U.S. Treasury securities aggregating $3.3 billion and $3.9 billion, respectively, on behalf of introducing broker-dealers.

In addition, CS Securities segregated U.S. Treasury securities with a market value of $8.2 billion and $7.4 billion as of June 30, 2007 and December 31, 2006, respectively, in a special reserve bank account exclusively for the benefit of customers as required by Rule 15c3-3 of the Exchange Act.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

14. Stockholder’s Equity

In connection with the adoption of SFAS 157 and FIN 48, the Company recorded increases in opening retained earnings of $58 million, net of tax, and $4 million, respectively. In connection with the adoption of SFAS 159, the Company recorded a decrease in opening retained earnings of $328 million, net of tax. See Notes 1 and 2 for more information.

The Share Plan provides for the grant of equity-based awards to Company employees based on CSG shares pursuant to which employees of the Company may be granted, as compensation, share or other equity-based awards as compensation for services performed. CS Holdings purchases shares indirectly from CSG to satisfy these awards, but CS Holdings does not require reimbursement from the Company; therefore, amounts are considered a capital contribution to the Company and credited to paid-in-capital. Amounts contributed by CS Holdings relating to equity-based awards for the three months ended June 30, 2007 and 2006 were $308 and $302 million, respectively, including tax effects and for the six months ended June 30, 2007 and 2006 were $623 and $616 million, respectively, including tax effects. See Note 1 for further information on the Company's share-based compensation.

During the six months ended June 30, 2007 the Company recorded a decrease of $5 million, net of tax, in accumulated other comprehensive loss in the consolidated statement of financial condition related to the reversal of the cash flow hedges on certain loans that were originated by an affilate and were purchased by the Company in connection with the adoption of SFAS 159. See Note 1 for more information.

During the six months ended June 30, 2007, Credit Suisse transferred Credit Suisse Investment Advisory Partners LLC to the Company as a capital contribution of $7 million.

During the six months ended, CS Holdings made a capital contribution of $28 million to the Company.

The estimated prior service costs and losses that have been amortized from accumulated other comprehensive loss into net periodic benefit cost during the six months ended June 30, 2007 was $10 million, net of tax.

15. Employee Benefit Plans

The Company provides retirement and post-retirement benefits to its U.S. and certain non-U.S. employees through participation in a defined benefit pension plan, a defined contribution savings and retirement plan and other plans. The Company’s measurement date is September 30 for its pension and other post-retirement plans.

Net Periodic Benefit Cost

The following table presents the pension expense by component for the Company’s defined benefit pension plans and other post-retirement plans for the three and six months ended June 30, 2007 and 2006:

	For the three months ended June 30,		For the six months ended June 30,
	2007	2006	2007	2006
	(In millions)
Components of Net Periodic Benefit Cost:
Service cost	$6	$6	$12	$13
Interest cost	13	13	26	25
Expected return on plan assets	(13)	(13)	(26)	(26)
Transition obligation	(1)	—	(2)	—
Amortization of loss	9	11	17	21
Net periodic benefit cost	$14	$17	$27	$33

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

15. Employee Benefit Plans (Continued)

The Company did not make payments to the qualified pension plan during the six months ended June 30, 2007 and does not expect to make any payments during the remainder of the year ending December 31, 2007. The Company made payments of $6 million to the supplemental plan and the other post-retirement plans during the six months ended June 30, 2007 and expects to pay a total of $6 million during the remainder of the year ending December 31, 2007.

16. Income Taxes

The Company is included in the consolidated federal income tax return and certain state and local income tax returns filed by CS Holdings. CS Holdings allocates federal income taxes to its subsidiaries on a separate return basis, and any state and local income taxes on a pro rata basis, pursuant to a tax sharing arrangement.

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of FIN 48, a decrease in the liability for unrecognized tax benefits of approximately $4 million was recognized as an increase to the January 1, 2007 balance of retained earnings. The total amount of unrecognized tax benefits as of January 1, 2007 was $292 million. On January 1, 2007, the total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was $272 million.

The Company continues to recognize interest and penalties accrued relating to unrecognized tax benefits as current income taxes in income tax expense. Approximately $43 million was accrued at January 1, 2007 for the payment of interest and penalties, net of any tax benefit associated with the payment of these amounts. The Company is currently subject to ongoing tax audits and inquiries with the tax authorities in a number of jurisdictions. Although the timing of the completion of these audits is uncertain, it is reasonably possible that some of these audits and inquiries will be resolved within 12 months of the adoption date of January 1, 2007. However, quantification of an estimate of the range of the reasonable possible change in unrecognized tax benefits cannot be made at this time. The Company remains open to examination for the years 1993 and forward. The Company has proposed settlements of its existing New York State and City tax audits. If accepted, the Company does not anticipate that such settlements would result in a material change to its financial statements.

Included in the consolidated statements of income for the six months ended June 30, 2007 and 2006 are current and deferred provisions for income taxes that were allocated to the Company by CS Holdings as follows:

	For the six months ended June 30
	2007	2006
	(In millions)
Current:
U.S. federal taxes	$277	$105
State and local taxes	25	2
Foreign taxes	6	1
Total current	308	108
Deferred:
U.S. federal taxes	227	276
State and local taxes	(120)	—
Total deferred	107	276
Provision for income taxes	$415	$384

Excluded from the table above is an income tax benefit of $220 million and $146 million for the six months ended June 30, 2007 and 2006, respectively, related to Share Plan activity, an income tax charge of $2 million for the six months ended June 30, 2007 related to the reversal of cash flow hedges and an income tax charge of $32 million and an income tax benefit of $176 million for the six months ended June 30, 2007, respectively, related to the adoption of SFAS 157 and SFAS 159, respectively and an income tax charge of $5 million for the six months ended June 30, 2007 related to a pension liability adjustment.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

16. Income Taxes (Continued)

The following table summarizes the difference between the federal statutory tax rate and the effective tax rate for the six months ended June 30, 2007 and 2006:

	For the six months ended June 30,
	2007		2006
	Amount	Percent of Pre-tax Income	Amount	Percent of Pre-tax (Loss)
	(In millions)		(In millions)
U.S. federal statutory income tax provision	$1,082	35.0%	$957	35.0%
Increase (decrease) due to:
Minority interests(1)	(595)	(19.3)	(542)	(19.8)
Dividend exclusion	(6)	(0.2)	(12)	(0.4)
Entertainment expense	2	0.1	3	0.1
State and local taxes, net of federal income tax effects	(62)	(2.0)	1	—
Other	(6)	(0.2)	(23)	(0.8)
Provision for income taxes	$415	13.4%	$384	14.1%

(1)
Represents the effect of non-taxable revenues and expenses from private equity funds consolidated. Net income was unaffected as offsetting minority interests were recorded in the consolidated statements of income. See Note 4 for more information.

Deferred tax assets and deferred tax liabilities are generated by the following temporary differences:

	June 30, 2007	December 31, 2006
	(In millions)
Deferred tax assets:
Inventory	$211	$64
Investments	47	51
Other liabilities and accrued expenses, primarily compensation and benefits	1,804	1,941
State and local taxes	78	43
Total deferred tax assets	2,140	2,099
Deferred tax liabilities:
Inventory	83	81
Investments	221	220
Other	316	267
Total deferred tax liabilities	620	568

Deferred tax assets net of deferred tax liabilities	1,520	1,531
Valuation allowance for state and local taxes	—	(43)
Net deferred tax asset	$1,520	$1,488

The increase in the state and local deferred tax asset and the release of the state and local deferred tax asset valuation allowance was due to changes in assessment of certain state and local tax positions. Due to uncertainty concerning the Company’s ability to generate the necessary amount and mix of state and local taxable income in future periods, the Company maintained a valuation allowance against its deferred state and local tax asset in the amount $43 million as of December 31, 2006. The Company has determined that the realization of the recognized deferred tax assets as of June 30, 2007 is more likely than not based on anticipated future taxable income. In addition, the Company has planning strategies available that enhance its ability to utilize these tax benefits.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

17. Legal Proceedings

In accordance with SFAS No. 5, “Accounting for Contingencies”, the Company has litigation reserves for private litigation involving Enron, certain initial public offerings allocation practices, research analyst independence and other related litigation of approximately $1.0 billion as of June 30, 2007.

The Company is involved in a number of judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its businesses. The Company believes, based on currently available information and advice of counsel, that the results of such proceedings, in the aggregate, will not have a material adverse effect on its financial condition but might be material to operating results for any particular period, depending, in part, upon the operating results for such period. The Company intends to defend itself vigorously in these matters, litigating or settling when determined by management to be in the best interests of the Company.

It is inherently difficult to predict the outcome of many of these matters. In presenting the consolidated financial statements, management makes estimates regarding the outcome of these matters and records a reserve and takes a charge to income when losses with respect to such matters are probable and can be reasonably estimated. Estimates, by their nature, are based on judgment and currently available information and involve a variety of factors, including, but not limited to, the type and nature of the litigation, claim or proceeding, the progress of the matter, the advice of legal counsel, the Company’s defenses and its experience in similar cases or proceedings as well as its assessment of matters, including settlements, involving other defendants in similar or related cases or proceedings. Further litigation charges or releases of litigation reserves may be necessary in the future as developments in such cases or proceedings warrant.

18. Industry Segment Data

The Company operates and manages its businesses through three operating segments: the Investment Banking segment, consisting primarily of investment banking, trading and certain separately managed private equity and distressed assets; the Asset Management segment, consisting primarily of the private equity business; and Private Banking, consisting of the private client services business in the United States.

The Company’s segments are managed based on types of products and services offered and their related client bases. The Company evaluates the performance of its segments based primarily on income (loss) before provision (benefit) for income taxes and cumulative effect of a change in accounting principle but excluding minority interests. Minority interest-related revenues and expenses resulting from the consolidation of certain private equity funds are reported in Elimination & Other. Net income is unaffected by the consolidation of these private equity funds because offsetting minority interests are also recorded.

The Investment Banking segment consists of:

•	investment banking, which serves a broad range of users and suppliers of capital and provides financial advisory and securities underwriting and placement services; and

•
trading, which trades and distributes equity and equity-related products, including listed and OTC derivatives, fixed income financial instruments and derivatives and risk management products, and engages in securities lending and borrowing.

The Investment Banking segment also includes the results from certain separately managed private equity and distressed assets.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

18. Industry Segment Data (Continued)

The Asset Management segment consists primarily of the private equity business. The private equity business makes privately negotiated investments and acts as an investment advisor for private equity funds.

The Private Banking segment consists of the private client services business in the United States. Private client services is a financial advisory business serving high-net-worth individuals and corporate investors with a wide range of Credit Suisse and third-party investment management products and services.

The Company allocates to its segments a pro rata share of certain centrally managed costs. Leased facilities and equipment costs, employee benefits and certain general overhead expenses are allocated based upon specified amounts, usage criteria or agreed rates. Interest expense is allocated based upon the particular type of asset. The allocation of some costs, such as incentive bonuses, has been estimated. The timing and magnitude of changes in the Company’s incentive bonus accrual can have a significant effect on the Company’s operating results for a given period. Any revenues and expenses not allocated to the Company’s segments appear in Elimination & Other in the table below. For additional information, see Note 1.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Continued)
June 30, 2007

18. Industry Segment Data (Continued)

The following table sets forth the net revenues excluding net interest, net interest and dividends revenue, total net revenues, total expenses and income (loss) before provision for income taxes and assets of the Company’s segments.
	Investment Banking	Asset Management	Private Banking	Elimination & Other(1)	Total
	(In millions)
For the three months ended June 30, 2007:
Net revenues excluding net interest	$2,204	$167	$72	$980	$3,423
Net interest and dividends revenue (expense)	234	(1)	(20)	(33)	180
Total net revenues(2)	2,438	166	52	947	3,603
Total expenses	1,667	85	94	26	1,872
Income (loss)(3)	771	81	(42)	921	1,731
Minority interests(4)	1	—	—	978	979
Income (loss) after minority interests(5)	$770	$81	$(42)	$(57)	$752

For the three months ended June 30, 2006:
Net revenues excluding net interest	$1,456	$70	$67	$609	$2,202
Net interest and dividends revenue (expense)	250	1	(2)	(1)	248
Total net revenues(2)	1,706	71	65	608	2,450
Total expenses	956	51	81	12	1,100
Income (loss)(3)	750	20	(16)	596	1,350
Minority interests(4)	—	—	—	619	619
Income (loss) after minority interests(5)	$750	$20	$(16)	$(23)	$731
Segment assets as of June 30, 2007	$420,027	$2,561	$273	$12,479	$435,340
Segment assets as of December 31, 2006	$346,176	$2,109	$271	$10,921	$359,477

For the six months ended June 30, 2007:
Net revenues excluding net interest	$4,341	$292	$140	$1,703	$6,476
Net interest and dividends revenue (expense)	370	(8)	(19)	(13)	330
Total net revenues(2)	4,711	284	121	1,690	6,806
Total expenses	3,301	164	185	65	3,715
Income (loss)(3)	1,410	120	(64)	1,625	3,091
Minority interests(4)	1	—	—	1,700	1,701
Income (loss) after minority interests(5)	$1,409	$120	$(64)	$(75)	$1,390

For the six months ended June 30, 2006:
Net revenues excluding net interest	$3,008	$161	$132	$1,530	$4,831
Net interest and dividends revenue	536	1	—	5	542
Total net revenues(2)	3,544	162	132	1,535	5,373
Total expenses	2,348	112	156	24	2,640
Income (loss)(3)	1,196	50	(24)	1,511	2,733
Minority interests(4)	—	—	—	1,548	1,548
Income (loss) after minority interests(5)	$1,196	$50	$(24)	$(37)	$1,185

(1)
For the three and six months ended June 30, 2007 and 2006, Elimination & Other primarily included revenues and expenses that result from the consolidation of certain private equity funds and a limited amount of treasury costs not allocated to the Company’s segments.

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements (Unaudited) (Concluded)
June 30, 2007

18. Industry Segment Data (Continued)

(2)
Interest income and expense is accrued at the stated coupon rate for coupon-bearing financial instruments, and for non-coupon-bearing financial instruments, interest income (expense) is recognized by accreting the discount over the life of the instrument. For coupon-bearing financial instruments purchased at a discount or premium, the difference between interest income and expense accrued at the stated coupon rate and interest income and expense determined on an effective yield basis, which could be significant, is included in principal transactions-net instead of interest and dividends, net, in the Company’s consolidated statements of income and in net revenues excluding net interest.

(3)	Income (loss) before provision for income taxes and minority interests.

(4)	Related to the Company’s consolidation of certain private equity funds. See Note 4 for more information.

(5)	Income (loss) before provision for income taxes.